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                                                     Securities Act File No. ___

     As filed with the Securities and Exchange Commission on August 29, 2008
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]
                           Pre-Effective Amendment No.                  [ ]
                          Post-Effective Amendment No.                  [ ]

                                    SBL FUND
               (Exact Name of Registrant as Specified in Charter)

              One Security Benefit Place, Topeka, Kansas 66636-0001
               (Address of Principal Executive Offices) (Zip Code)

                                 (785) 438-3000
                  (Registrant's Area Code and Telephone Number)

                                   Amy J. Lee
                             Security Investors, LLC
                           One Security Benefit Place
                            Topeka, Kansas 66636-0001
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on October 3, 2008 pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                                    SBL Fund
                           One Security Benefit Place
                              Topeka, KS 66636-0001
                           (Toll Free) (800) 888-2461

                                                                 October 1, 2008

Dear Policyowner:

The Board of Directors (the "Board") of SBL Fund has called a special meeting of shareholders of Series H (Enhanced Index Series) (the "Acquired Series"), a series of SBL Fund, to be held on November 14, 2008 at 1:00 PM (Central time), or any adjournment(s) or postponement(s) thereof (the "Special Meeting"), at the executive offices of SBL Fund, One Security Benefit Place, Topeka, Kansas 66636-0001. The Board has called the Special Meeting so that shareholders can vote on a proposed Plan of Reorganization ("Reorganization Plan") regarding the Acquired Series, as discussed below.

The Board has approved the reorganization of the Acquired Series into Series Z (Alpha Opportunity Series) (the "Acquiring Series"), another series of SBL Fund (the "Reorganization"). Security Investors, LLC serves as investment manager to both the Acquired and Acquiring Series. As a result of the Reorganization, shareholders of the Acquired Series would become shareholders of the Acquiring Series. Each Series currently is available as an investment option under your insurance contract.

After careful consideration, the Board has unanimously approved this proposal with respect to the Acquired Series and recommends that shareholders of the Acquired Series vote "FOR" the proposal. Accordingly, you are asked to authorize the Reorganization.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We urge you to vote your shares by completing and returning the enclosed proxy in the envelope provided, vote by Internet or by telephone at your earliest convenience.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN 11:59 P.M. ON NOVEMBER 13, 2008.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                                          Sincerely,

                                                          /s/ Richard M. Goldman

                                                          Richard M. Goldman
                                                          President

                                    SBL Fund
                           One Security Benefit Place
                              Topeka, KS 66636-0001
                           (Toll Free) (800) 888-2461


                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                        SERIES H (ENHANCED INDEX SERIES)
                          TO BE HELD NOVEMBER 14, 2008

To the Shareholders:

The Board of Directors of SBL Fund has called a special meeting of shareholders of Series H (Enhanced Index Series) (the "Acquired Series"), a series of SBL Fund, to be held on November 14, 2008 at 1:00 PM Central time or any adjournment(s) or postponement(s) thereof (the "Special Meeting"), at the executive offices of SBL Fund, One Security Benefit Place, Topeka, Kansas 66636-0001.

At the Special Meeting you will be asked:

1. To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Acquired Series by Series Z (Alpha Opportunity Series) (the "Acquiring Series"), a series of SBL Fund, solely in exchange for shares of the Acquiring Series, followed by the complete liquidation of the Acquired Series; and

2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Shareholders of record at the close of business on September 29, 2008 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet, if you wish to take advantage of these voting options. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to SBL Fund, or by voting in person at the Special Meeting.

                                           By Order of the Board of Directors

                                           /s/ Amy J. Lee
                                           Amy J. Lee
                                           Secretary

October 1, 2008

                                TABLE OF CONTENTS

INTRODUCTION......................................................................................................................3

SUMMARY ..........................................................................................................................4

         THE PROPOSED REORGANIZATION..............................................................................................4

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND MANAGEMENT OF THE
         ACQUIRED AND THE ACQUIRING SERIES........................................................................................5

         PRINCIPAL RISKS OF INVESTING IN THE SERIES...............................................................................8

COMPARISON OF FEES AND EXPENSES FOR ACQUIRED AND ACQUIRING SERIES................................................................11

         COMPARISON OF ANNUAL OPERATING EXPENSES.................................................................................11

         EXAMPLE ................................................................................................................11

COMPARISON OF SERIES PERFORMANCE.................................................................................................12

         PERFORMANCE OF THE SERIES...............................................................................................12

ADDITIONAL INFORMATION ABOUT THE ACQUIRING SERIES................................................................................14

         INVESTMENT MANAGER......................................................................................................14

         SUB-ADVISERS............................................................................................................14

         PORTFOLIO MANAGERS......................................................................................................14

         FORM OF ORGANIZATION....................................................................................................15

INFORMATION ABOUT THE REORGANIZATION.............................................................................................15

         THE REORGANIZATION PLAN.................................................................................................15

         REASONS FOR THE REORGANIZATION..........................................................................................16

         BOARD CONSIDERATIONS....................................................................................................16

         TAX CONSIDERATIONS......................................................................................................16

         IMPORTANT INFORMATION ABOUT PORTFOLIO TRANSITIONING.....................................................................16

         EXPENSES OF THE REORGANIZATION..........................................................................................17

         DIVIDENDS AND OTHER DISTRIBUTIONS.......................................................................................17

         CAPITALIZATION OF THE SERIES............................................................................................17

GENERAL INFORMATION..............................................................................................................17

         OTHER BUSINESS..........................................................................................................17

         PROXY SOLICITATION......................................................................................................17

         SHAREHOLDER VOTING......................................................................................................17

         VOTE REQUIRED...........................................................................................................18

         INVESTMENT MANAGER, ADMINISTRATOR, TRANSFER AGENT AND PRINCIPAL UNDERWRITER.............................................18

         SHAREHOLDER REPORTS.....................................................................................................18

         SHAREHOLDER PROPOSALS...................................................................................................18

         INFORMATION ABOUT THE SERIES............................................................................................19

MORE INFORMATION REGARDING THE SERIES............................................................................................20

         PURCHASE AND REDEMPTION OF SHARES.......................................................................................20

1


         REVENUE SHARING PAYMENTS................................................................................................20

         MARKET TIMING/SHORT-TERM TRADING........................................................................................20

         DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS.....................................................................21

         DETERMINATION OF NET ASSET VALUE........................................................................................22

         MANAGEMENT OF THE ACQUIRING SERIES......................................................................................22

         INVESTMENT MANAGER AND INVESTMENT ADVISORY AGREEMENT....................................................................22

         ADMINISTRATIVE AGENT....................................................................................................22

         TRANSFER AGENT..........................................................................................................22

FINANCIAL HIGHLIGHTS FOR THE ACQUIRING SERIES....................................................................................24


APPENDIX A - PLAN OF REORGANIZATION.............................................................................................A-1

APPENDIX B - ADDITIONAL INVESTMENT TECHNIQUES AND ASSOCIATED RISKS..............................................................B-1

APPENDIX C- PERFORMANCE UPDATE..................................................................................................C-1

APPENDIX D - OWNERSHIP INFORMATION..............................................................................................D-1

                                 PROXY STATEMENT
                                       FOR
                        SERIES H (ENHANCED INDEX SERIES)
                             (a series of SBL Fund)

                                   PROSPECTUS
                                       FOR
                       SERIES Z (ALPHA OPPORTUNITY SERIES)
                             (a series of SBL Fund)
                           One Security Benefit Place
                            Topeka, Kansas 66636-0001
                           (Toll Free) (800) 888-2461

INTRODUCTION

At a meeting held on August 15, 2008, the Board of Directors (the "Board") of SBL Fund approved a Plan of Reorganization (the "Reorganization Plan") relating to the proposed reorganization of Series H (Enhanced Index Series) (the "Acquired Series") into Series Z (Alpha Opportunity Series) (the "Acquiring Series") (collectively, the "Series"), both of which are series of SBL Fund. Each Series currently is available as an investment option under your insurance contract. This Proxy Statement/Prospectus provides you with information about this proposed reorganization.

If shareholders of the Acquired Series approve the proposed reorganization, the Acquired Series will transfer all of its assets and liabilities to the Acquiring Series in exchange solely for shares of the Acquiring Series (the "Reorganization"). Following the transfer of its assets and liabilities to the Acquiring Series in exchange for shares of the Acquiring Series, the Acquired Series will distribute to you your pro rata portion of the shares of the Acquiring Series that it receives in the Reorganization. You will receive shares of the Acquiring Series having an aggregate value equal to the aggregate value of shares of the Acquired Series held by you immediately prior to the Reorganization. Following the Reorganization, the Acquired Series will liquidate.

This Proxy Statement/Prospectus solicits your vote in connection with a special meeting ("Special Meeting") of shareholders of the Acquired Series, to be held on November 14, 2008, at which shareholders of the Acquired Series will vote on the Reorganization Plan through which the Reorganization will be accomplished. Because you, as a shareholder of the Acquired Series, are being asked to approve a transaction that will result in your holding shares of the Acquiring Series, this document also serves as a prospectus for the Acquiring Series, whose investment objective is long-term growth of capital.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Acquiring Series that you should know before investing. A Statement of Additional Information ("SAI") dated October 1, 2008 relating to this Proxy Statement/Prospectus, and containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Series, see the SBL Fund Prospectus and Statement of Additional Information dated August 18, 2008, each of which is incorporated herein by reference (File No. 002-59353) and is available, without charge, by calling (800) 888-2461. The SBL Fund annual report for the fiscal year ended December 31, 2007 and the SBL Fund semi-annual report for the six month period ended June 30, 2008 are also incorporated herein by reference (File No. 811-02753).

You may obtain proxy materials, reports and other information filed by SBL Fund from the SEC's Public Reference Section (1-202-551-8090) in Washington, D.C., or from the SEC's internet website at www.sec.gov. Copies of materials also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

DATE:  OCTOBER 1, 2008

SUMMARY

You should read this entire Proxy Statement/Prospectus and accompanying materials carefully. For additional information, you should consult the SBL Fund Prospectus and the Reorganization Plan, which is attached hereto as Appendix A.

THE PROPOSED REORGANIZATION -- On August 15, 2008, the Board of Directors of SBL Fund ("Board") approved the Reorganization Plan. Subject to the approval of shareholders of the Acquired Series, the Reorganization Plan provides for:

o the transfer of all of the assets of the Acquired Series to the Acquiring Series, in exchange for shares of the Acquiring Series;

o the assumption by the Acquiring Series of all of the liabilities of the Acquired Series;

o the distribution of shares of the Acquiring Series to the shareholders of the Acquired Series; and

o    the complete liquidation of the Acquired Series.

The Reorganization is expected to be effective immediately after the close of business on November 21, 2008, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of the Acquired Series will become a shareholder of the Acquiring Series. Each shareholder of the Acquired Series will hold, immediately after the Closing, shares of the Acquiring Series having an aggregate value equal to the aggregate value of the shares of the Acquired Series held by that shareholder as of the close of business on the date of the Closing.

The Acquired Series and Acquiring Series each will each bear one-third of the expenses relating to the Reorganization and Security Investors, LLC, the Funds' investment manager (the "Investment Manager" or "Security Investors"), will bear the remaining one-third of the expenses relating to the Reorganization.

Shareholders in the Acquired Series are expected to benefit from the larger asset base as a result of the Reorganization and will become shareholders of the Acquiring Series which has a stronger investment performance record than the Acquired Series over the past one- and three-year periods and has had performance superior to the record of the Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500 Index"), which is the Series' common benchmark index, over these periods. (Shareholders should note, however, that past performance is not an indication of future results.)

Approval of the Reorganization Plan requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Series. In the event that the shareholders of the Acquired Series do not approve the Reorganization, the Acquired Series will continue to operate as a separate entity, and the Board will determine what further action, if any, to take.

AFTER CAREFUL CONSIDERATION, THE BOARD UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

In considering whether to approve the Reorganization, you should note that:

o As described below, the Acquired and the Acquiring Series have different investment objectives and principal investment strategies. The Acquired Series' investment objective is to seek to outperform the S&P 500 Index while the Acquiring Series' investment objective is to seek long-term growth of capital. The Acquired Series pursues its objective by investing at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of companies in the S&P 500 Index and futures contracts representative of the stocks that make up the index. The Acquiring Series pursues its objective by investing approximately 37.5% of its total assets according to a long/short strategy with an emphasis on securities of domestic issuers, 37.5% of its total assets according to a long/short strategy with an emphasis on securities of non-U.S. issuers, and 25% of its total assets in a portfolio of equity securities, equity derivatives and fixed income securities that is intended to closely track the performance of the S&P 500 Index.

o Security Investors, One Security Benefit Place, Topeka, Kansas 66636-0001, serves as investment adviser for both Series; however, while only Northern Trust Investments, N.A. ("NTI"), 50 South LaSalle Street, Chicago, Illinois 60603, serves as a sub-adviser to, and directly manages the assets of, the Acquired Series, three different entities: (i) Mainstream Investment Advisers, LLC ("Mainstream"), 101 West Spring Street, Fourth Floor, New Albany, Indiana 47150, (ii) Security Global Investors, LLC ("SGI"), and
     (iii) Security Investors each directly manage 37.5%, 37.5% and 25% of the total assets of the Acquiring Series, respectively.

o As a result of the proposed Reorganization, shareholders of the Acquired Series would invest in the Acquiring Series that is more actively traded and managed and therefore could potentially be subject to higher investment risks.

o As a result of the proposed Reorganization, shareholders of the Acquired Series will incur higher investment advisory fee and total and net annual operating expenses.

o The share purchase, exchange and redemption provisions for each Series are the same. For additional information on purchase and redemption provisions, see "More Information Regarding the Series."

o The Series expect that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"). As such, shareholders of the Series will not recognize gain or loss as a result of the Reorganization. See "Information About the Reorganization - Tax Considerations."

o If the Reorganization is approved by shareholders, certain holdings of the Acquired Series could be sold shortly prior to the Closing. The Investment Manager may also sell portfolio securities that the Acquiring Series acquired from the Acquired Series after the Closing. In addition, both Series may engage in transition management techniques to facilitate the portfolio transition process. Such sales and purchases could result in increased transaction costs, all or part of which are ultimately borne by shareholders.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND MANAGEMENT OF THE ACQUIRED AND THE ACQUIRING SERIES

The investment objectives, principal investment strategies, and risks of the Series are similar in several respects. The chart below summarizes the primary similarities and differences between the Series' investment objectives, principal investment strategies and principal risks. There can be no assurance that a Series will achieve its stated objective.

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                                          THE ACQUIRED SERIES                                 THE ACQUIRING SERIES
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INVESTMENT OBJECTIVE                   Outperform the S&P Index                            Long-term growth of capital
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BENCHMARK                                    S&P 500 Index                                        S&P 500 Index
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
PRINCIPAL INVESTMENT          The Series seeks to outperform the S&P 500            The Series pursues its objective by investing,
STRATEGIES                    Index through stock selection resulting in            under normal market conditions, approximately
                              different weightings of common stocks                 37.5% of its total assets according to a
                              relative to the index. The Series pursues             long/short strategy with an emphasis on
                              its objective by investing, under normal              securities of domestic issuers managed by
                              market conditions, at least 80% of its net            Mainstream (the  "Mainstream Sub-Portfolio"),
                              assets (including any borrowings for                  one of the Series'  sub-advisers, 37.5% of its
                              investment purposes) in equity securities             total assets according to a  long/short strategy
                              of companies in the S&P 500 Index and futures         with an emphasis on securities of  non-U.S.
                              contracts representative of the stocks                issuers managed by SGI (the "SGI
                              that make up the index.                               Sub-Portfolio"), another of the Series'
                                                                                    sub-advisers, and 25% of its total assets,
                                                                                    managed directly by the Investment Manager, in
                                                                                    a portfolio of equity securities, equity
                                                                                    derivatives and fixed income securities (the
                                                                                    "Investment Manager Sub-Portfolio") that
                                                                                    is intended to closely track the performance
                                                                                    of the S&P 500 Index. Mainstream, SGI and
                                                                                    the Investment Manager each manages its
                                                                                    allocation of the Series' assets according
                                                                                    to its respective strategy, and their
                                                                                    trading decisions are made independently.
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INVESTMENT MANAGER                     Security Investors, LLC                             Security Investors, LLC
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SUB-ADVISERS                  Northern Trust Investments, N.A. ("NTI")     Mainstream Investment Advisers, LLC ("Mainstream") and
                                                                                   Security Global Investors, LLC ("SGI")
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PORTFOLIO MANAGERS                                                       Steven M. Bowser and Mark Lamb, each a portfolio manager of
                                                                                             Security Investors
                              Peter C. Stournaras, a portfolio manager    William H. Jenkins and Charles F. Craig, each a portfolio
                                               of NTI                                       manager of Mainstream
                                                                            John Boich, Scott F. Klimo and David Whittall, each a
                                                                                          portfolio manager of SGI
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COMPARISON     SIMILAR           o        The Acquired Series' principal investment strategies are to invest in
OF PRINCIPAL   STRATEGIES                 equity securities of companies in the S&P 500 Index and futures
INVESTMENT                                contracts representative of the stocks that make up the index. About
STRATEGIES                                25% of the total assets of the Acquiring Series is invested in equity derivatives whose value depends on, or is "derived" from, the value of the S&P 500 Index.

                                 o        Each Series may invest a portion of its assets in options and futures contracts.

                                 o        Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash, repurchase agreements and money market instruments of foreign or domestic issuers and the U.S. and foreign governments.
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                                       5

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                 DIFFERENCES   THE ACQUIRED SERIES
                 IN            o        The Investment Manager has engaged Northern Trust Investments, N.A.
                 STRATEGIES             ("NTI") to provide investment advisory services to the Series as a sub-adviser. Using a quantitative discipline, NTI determines whether the Series should, relative to the proportion of the S&P 500 Index that the stock represents, (1) overweight - invest more in a particular stock, (2) underweight - invest less in a particular stock, or (3) hold a neutral position in the stock - invest a similar amount in a particular stock. In addition, NTI may determine that certain S&P 500 stocks should not be held by the Series in any amount. NTI believes that its quantitative criteria will result in a portfolio with an overall risk similar to that of the S&P 500 Index.

                               o        The Series also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series'
                                        portfolio, to increase return potential or to maintain exposure to the equity markets. In addition, to enhance return potential, the Series may invest a limited portion of its assets in equity securities that are not included in the S&P 500 Index.

                               THE ACQUIRING SERIES

                               o        The Series has a target allocation of approximately 37.5% of total assets in the Mainstream Sub-Portfolio, 37.5% of the total assets in the SGI Sub-Portfolio and 25% of total assets in the Investment Manager
                                        Sub-Portfolio to be managed in accordance with the respective strategies of each sub-portfolio. All daily cash inflows and outflows will be allocated to the Investment Manager Sub-Portfolio of the
                                        Series. Approximately once a month, the Investment Manager will review the allocations in each of the sub-portfolios. When the Investment
                                        Manager Sub-Portfolio is greater than 25% or less than 15% of the
                                        Series' total assets, the Investment Manager usually will rebalance the
                                        Series' portfolio by reallocating the assets among the sub-portfolios so that the Series returns to the target allocation. The Investment
                                        Manager will also usually rebalance the SGI and Mainstream
                                        Sub-Portfolios of the Series when the difference between those sub-portfolios is more than 10% of the Series' total assets so that the percentage of the Series' total assets in each of the Mainstream and
                                        SGI Sub-Portfolios returns to approximately 37.5%.

                               o        The Series may invest up to 50% of its net assets in foreign securities, not including ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks, which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Each of the Series'
                                        sub-portfolios can invest in foreign securities although the SGI
                                        Sub-Portfolio will invest a larger portion of its assets in foreign securities so that the assets in the SGI Sub-Portfolio generally will be diversified among investments in a number of different countries throughout the world. The Series may invest in issuers of any size, including small-capitalization issuers.

                               o        STRATEGIES OF THE MAINSTREAM SUB-PORTFOLIO: The Series pursues its domestic long/short strategy by investing primarily in publicly-traded equity securities, principally common stocks, but to a lesser degree in exchange traded funds and other securities with equity characteristics.
                                        If there are an insufficient number of available securities meeting the purchase criteria of Mainstream, the Series may also hold a portion of its assets in cash and money market instruments, and such holdings may be substantial. Dividend and interest income will be an incidental consideration. The Series may engage in short sales of securities believed to be overvalued.

                               o        Mainstream seeks to identify individual stocks with solid underlying financial fundamentals, trading at levels representing value relative to the market generally. Mainstream uses technical and fundamental methods of analysis to choose stocks for the Series' portfolio. The technical analyses used include a relative strength index ("RSI"), price moving averages and price relative to historical market averages.

                               o        Mainstream also uses bottom-up analysis by evaluating the 2,000 or so most actively traded stocks in the marketplace. The bottom-up analysis reviews stock prices in relationship to their stock price moving averages and ranks them by their RSIs. A purchase candidate is identified as a stock that is at fair value or undervalued to the marketplace. A sale candidate is identified as a stock that is expensive or overbought. These action candidates are then grouped by industry. Mainstream prefers that the candidates are concentrated in a particular industry. Mainstream also considers the industry and underlying financial fundamentals of the action candidates. Where the fundamentals are positive relative to their valuations, the stocks may be purchased. Stocks with high RSIs may be sold. Stocks with high RSIs and deteriorating fundamentals may be sold short.

                               o        A top-down evaluation of the stock and bond markets, primarily based on their RSIs, is also used. A high RSI may indicate that the marketplace is expensive or overbought; conversely, a low RSI may indicate that the marketplace is inexpensive or oversold. Mainstream uses the RSI in combination with an analysis of the short-term outlook for corporate earnings, interest rates, currencies and commodities to determine the overall stock to cash and long stock to short stock allocations.

                               o        Mainstream actively manages its portion of the Series' portfolio and will buy and sell securities frequently. This active trading will increase the costs the Series incurs and may increase the amount of tax an investor pays on the Series' returns.

                               o        STRATEGIES OF THE SGI SUB-PORTFOLIO: The Series pursues a global long/short strategy by holding long (purchasing) foreign and domestic common stocks or convertible stocks of companies SGI believes will outperform the market
------------------------------------------------------------------------------------------------------------------------------------

                                       6

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                                        and by selling short those securities believed to
                                        be overvalued or expected to underperform the market.

                               o        SGI may also invest a portion of the Series' assets in options, futures contracts and foreign currencies, which may be used to hedge its portion of the Series' portfolio, to increase returns or to maintain exposure to the equity markets. SGI may engage in short sales of securities believed to be overvalued or expected to underperform the market. SGI may also invest in emerging market countries.

                               o        SGI uses both quantitative and qualitative techniques to identify long and short investment opportunities. SGI's universe of securities begins with the 5,000 largest publicly traded companies globally. Through quantitative screening and fundamental analysis, SGI narrows the universe of securities to a list of long and short investment opportunities. SGI then builds a portfolio of securities designed to maximize the absolute returns of the sub-portfolio from SGI's selection methodology while working to maintain prudent risk controls.

                               o        SGI will consider buying a security that is not currently held in its sub-portfolio when the security candidate has passed through the research process and SGI believes that there is a potential for upside price movement over the following year with a return to risk ratio that meets SGI's criteria. In the case of a security already held in its sub-portfolio, SGI will consider adding to the position in the event the security has been unusually weak in the market based on SGI's analysis and SGI continues to believe that the one year price objective is valid. SGI will consider selling a security if SGI believes that the price objective is no longer valid. SGI may also reduce a position in its sub-portfolio with respect to a security if the position approaches its price objective and the risk/return is deteriorating. SGI makes additions and reductions in its portion of the Series' portfolio and will buy and sell securities frequently. This active trading will increase the costs the Series incurs and may increase the amount of tax an investor pays on the Series' returns.

                               o        STRATEGIES OF THE INVESTMENT MANAGER SUB-PORTFOLIO: With respect to the portion of the Series that it manages, the Investment Manager seeks investment returns that are similar to those of the S&P 500 Index by primarily investing in equity derivatives, such as futures contracts, options on futures contracts, and equity options. An equity derivative is a financial instrument whose value depends on, or is "derived" from, the value of an underlying asset or index, such as the S&P 500 Index.
                                        Using S&P 500 equity derivatives, the Investment Manager can obtain investment exposure to the S&P 500 Index equal to the net asset value of the portion of the Series that it manages with a fraction of the assets that would be needed to purchase an equivalent amount of equity securities directly. Getting magnified investment exposure on a small investment is referred to as "leverage," and it can increase the volatility of the Series' performance. However, because the Series ultimately is responsible for the entire amount of the investment exposure under an equity derivative, the Investment Manager will manage the remainder of its portion of the Series so that any leverage achieved through equity derivatives is completely offset by other investments. While there are a number of ways of offsetting the leverage achieved through equity derivatives, the Investment Manager generally will do so by investing in fixed income securities in an amount sufficient to meet the Series' obligations under the equity derivatives.

                               o        The Investment Manager actively manages the fixed income securities with a view toward enhancing the Series' total return and recouping some of the transaction and financing costs associated with investing in equity derivatives, which are reflected in the operating costs of the Series. The Series' overall portfolio duration for its investments in fixed income securities is normally not expected to exceed one year.
                                        The fixed income securities in which the Series may invest include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities of U.S. issuers, including mortgage backed and other asset-backed securities; and bank certificates of deposit, fixed time deposits and bankers' acceptances.

                               o        Although the Investment Manager does not normally invest this portion of the Series' portfolio directly in S&P 500 securities, when equity derivatives appear to be overvalued relative to the S&P 500 Index, the
                                        Series may invest in a "basket" of S&P 500 stocks. The S&P 500 Index is a well known stock market index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P
                                        500 stock and the return of the S&P 500 Index itself. The Investment
                                        Manager may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Series are not limited to those with any particular weighting in the S&P 500 Index. The Series may also invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor's
                                        Depositary Receipts.

------------------------------------------------------------------------------------------------------------------------------------

                                       7

---------------- ------------- -----------------------------------------------------------------------------------------------------
COMPARISON       SIMILAR       o        Under adverse or unstable market conditions, each Series' policies
OF PRINCIPAL     RISKS                  allow it to invest some or all of its assets in cash, repurchase
RISKS                                   agreements and money market securities for the purpose of avoiding losses, in which case each Series may be unable to pursue its investment objective during that time or benefit from any market upswings.

                               o        Each Series also shares the following principal investment risks:

                                        o        Equity Derivatives Risk

                                        o        Growth Stocks Risk

                                        o        Leverage Risk

                                        o        Market Risk

                               A summary description of each of these risks, as well as other principal investment risks associated with an investment in the Series, is provided below under "Principal Risks of Investing in the Series." In addition, Appendix B contains additional information regarding other investment strategies and risk considerations of the Series.
---------------- ------------- -----------------------------------------------------------------------------------------------------
              DIFFERENCES      o        In addition to the above risks, the Acquiring Series is also subject to
              IN RISKS                  the following principal investment risks:

                                        o        Active Trading Risk

                                        o        Credit Risk

                                        o        Emerging Markets Risk

                                        o        Foreign Securities Risk

                                        o        Interest Rate Risk

                                        o        Investment in Investment Companies Risk

                                        o        Management Risk

                                        o        Overweighting Risk

                                        o        Short Sales Risk

                                        o        Smaller Companies Risk

                                        o        Value Stocks Risk

                               A summary description of these risks is provided below under "Principal Risks of
                               Investing in the Series."
---------------- ------------- -----------------------------------------------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE SERIES - The discussion below provides more information about the principal risks of investing in the Series. Each Series may invest in various types of securities or use certain investment techniques to achieve its objective. The following is a summary of the principal risks associated with such securities and investment techniques. As with any security, an investment in a Series involves certain risks, including loss of principal. The Series are subject to varying degrees of financial, market and credit risk. An investment in the Series is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The fact that a particular risk is not identified means only that it is not a principal risk of investing in the Series, but it does not mean that a Series is prohibited from investing its assets in securities or other assets that give rise to that risk. Please refer to Appendix B for information about additional investment techniques that the Series may utilize and related risks.

ACTIVE TRADING RISK -- Active trading will increase the costs a Series incurs and, as a result, may lower a Series' performance.

CREDIT RISK -- It is possible that some issuers of fixed-income securities will not make payments on debt securities held by a Series, or there could be defaults on repurchase agreements held by a Series. The risk may be especially acute with respect to high yield securities (i.e., "junk bonds") and asset-backed securities. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Series. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for a Series to sell.

LEVERAGE RISK -- The use of derivatives may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of a Series. Leveraging may cause a Series to be more volatile than if it had not been leveraged. To mitigate leveraging risk, a Series segregates liquid assets to meet its obligations under, or otherwise covers, the transactions that may give rise to this risk.

EQUITY DERIVATIVES RISK -- Equity derivatives include options, futures and options on futures, which may be used to hedge a Series' portfolio, to increase returns or to maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. These risks may include illiquidity of the equity derivative, imperfect correlation with underlying investments or the Series' other portfolio holdings, and lack of availability. In addition, when a Series sells covered call options, it receives cash but limits its opportunity to profit from an increase in the market value of the security beyond the exercise price (plus the premium received). The gain may be less than if the Series had not sold an option on the underlying security. Accordingly, there is the risk that such practices may fail to serve their intended purposes and may reduce returns or increase volatility. These practices also entail transactional expenses.

SHORT SALES RISK -- A short sale entails selling a borrowed security with the expectation that the price of the security will decline, so that a Series may purchase the security at a lower price when the Series must return the security that it borrowed. While the potential losses associated with investing in stocks are typically limited to the original cost of the securities, the potential for losses associated with short positions is much greater than the original value of the securities sold short. The Series may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Series may have to buy the borrowed securities at an unfavorable price, resulting in a loss. The use of short sales may cause the Series to have higher expenses than those of equity mutual funds that do not engage in short sales, including the cost of paying the lender an amount equal to any dividends on the borrowed securities.

FOREIGN SECURITIES RISK -- Investing in foreign securities, including investing in foreign securities through American Depository Receipts ("ADRs"), involves additional risks such as differences in financial reporting, accounting and auditing standards, a lack of adequate company information, a lesser degree of regulatory and legal oversight of securities markets and participants therein, nationalization, expropriation or confiscatory taxation, currency fluctuations, and political instability or adverse diplomatic developments. These risks may increase in underdeveloped capital markets.

EMERGING MARKETS RISK -- All of the risks of investing in foreign securities are heightened by investing in developing countries and emerging market countries. The markets of developing countries historically have been more volatile than the markets of developed countries with mature economies. These markets often have provided higher rates of return, and greater risks, to investors.

An EMERGING MARKET FOREIGN COUNTRY is any country determined by the Investment Manager or a sub-adviser to have developing or emerging economy and markets. Countries included in the definition of "emerging market foreign country" may change over time as a result of developments in national or regional economies and capital markets.

GROWTH STOCKS RISK -- Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

INTEREST RATE RISK -- Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of a Series' securities, and share price, to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds in a Series, the more a Series' share price will fluctuate in response to interest rate changes. Securities with floating interest rates, such as senior secured floating rate corporate loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

INVESTMENT IN INVESTMENT COMPANIES RISK -- To the extent a Series invests in other investment companies or investment vehicles, it will incur its pro rata share of the underlying investment companies' or investment vehicles' expenses, such as investment advisory and other management expenses, and shareholders will be required to pay the operating expenses of two or more investment companies or investment vehicles. In addition, a Series will be subject to the effects of business and regulatory developments that affect an underlying investment company or investment vehicle or the investment company industry generally. Investment in other investment companies or investment vehicles may include index-based unit investment trusts such as SPDRs (based on the S&P 500 Index), MidCap SPDRs (based on the S&P MidCap 400 Index), Select Sector SPDRs (based on sectors or industries of the S&P 500 Index), Nasdaq 100 Index Tracking Stocks (based on the Nasdaq 100 Index) and DIAMONDS (based on the Dow Jones Industrial Average). The issuers of such index-based investments typically hold substantially all of their assets in securities representing a specific index. In the case of the SPDRs, the index represented is the S&P 500, but the Series may invest in other index based investments designed to track other indexes or market sectors. The Series may use index-based investments as a way of managing its cash position, to maintain liquidity while gaining exposure to the equity markets, or a particular sector of the equity market, or to seek to avoid losses in declining market conditions.

MANAGEMENT RISK -- The Acquiring Series is an actively managed investment portfolio. There is no guarantee that the management techniques employed with respect to the index strategy will closely track the performance of the S&P 500 Index. Also, Mainstream and its portfolio managers will apply investment techniques and risk analyses in making investment decisions for the portion of the Acquiring Series managed by Mainstream, but there can be no guarantee that these will produce the desired results.

MARKET RISK -- Most securities fluctuate in price, and equity prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions. Market conditions may directly impact the liquidity and valuation of the securities in which a Series invests.

OVERWEIGHTING RISK -- Overweighting investments in certain sectors or industries of the stock market increases the risk that a Series will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

VALUE STOCK RISK -- Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, or that their prices may go down. While a Series' investments in value stocks may limit downside risk over time, a Series may, as a trade-off, produce more modest gains than riskier stock funds.

SMALLER COMPANIES RISK -- Small- or medium-sized companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

COMPARISON OF FEES AND EXPENSES FOR ACQUIRED AND ACQUIRING SERIES

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of each Series.

COMPARISON OF ANNUAL OPERATING EXPENSES - The current expenses of the Acquired and the Acquiring Series and estimated pro forma expenses after giving effect to the proposed Reorganization are shown in the table below. Expenses for the Series are based on the operating expenses incurred for the year ended December 31, 2007 (unless otherwise indicated). Pro forma fees and expenses show estimated fees and expenses of the Acquiring Series after giving effect to the proposed Reorganization as of December 31, 2007. Pro forma numbers are estimated in good faith and are hypothetical. The table below does not reflect the fees and expenses of the variable insurance product through which shares of the Series are purchased. If such fees and expenses were reflected, the overall expenses would be higher.

-----------------------------------------------------------------------------------------------------
                                            ACQUIRED SERIES   ACQUIRING SERIES(1)     PRO FORMA
-----------------------------------------------------------------------------------------------------
Advisory Fees                                    0.75%               1.25%              1.25%
-----------------------------------------------------------------------------------------------------
Other expenses                                   0.19%               0.45%              0.34%
-----------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES             0.94%               1.70%              1.59%
-----------------------------------------------------------------------------------------------------
Fee reduction                                  (0.25)%(2)              -                  -
-----------------------------------------------------------------------------------------------------
NET EXPENSES (AFTER FEE WAIVERS)                 0.69%               1.70%              1.59%
-----------------------------------------------------------------------------------------------------

-----------------


(1) Based on fees and expenses of Series Z for the fiscal year ended December 31, 2007 and restated to reflect a new contractual advisory fee effective August 18, 2008.

(2) The Investment Manager contractually agreed to waive 0.25% of its investment advisory fee for the Acquired Series through April 30, 2010.

EXAMPLES - The example below is intended to help you compare the cost of investing in the Series and in the combined Series (after the Reorganization) on a pro forma basis. Your actual costs may be higher or lower. The example does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.

The example assumes that you invest $10,000 in each Series and in the Acquiring Series after the Reorganization for the time periods indicated and redeemed your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that each Series' operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeemed your shares at the end of each period shown.

-------------------------------------------------------------------------
                ACQUIRED SERIES    ACQUIRING SERIES       PRO FORMA
-------------------------------------------------------------------------
1 Year               $ 71                $ 173              $ 162
-------------------------------------------------------------------------
3 Years              $221                $ 536              $ 502
-------------------------------------------------------------------------
5 Years              $384                $ 923              $ 866
-------------------------------------------------------------------------
10 Years             $859               $2,009              $1,889
-------------------------------------------------------------------------

COMPARISON OF SERIES PERFORMANCE



PERFORMANCE OF THE SERIES - The charts and tables below provide some indication of the risks of investing in each Series by showing changes in the Series' performance from year to year and by showing how the Series' average annual returns have compared to those of the S&P 500 Index, a broad-based securities market index. In the absence of voluntary fee waivers, performance would be reduced. The performance does not reflect fees and expenses associated with an investment in variable insurance products through which shares of each Series are purchased and, if such fees and expenses were reflected, performance would be lower. As with all mutual funds, past performance is not a prediction of future results.

ACQUIRED SERIES - SERIES H (ENHANCED INDEX SERIES)(1)


HIGHEST AND LOWEST RETURNS
(Quarterly 2000-2007)
----------------------------------- ------------

HIGHEST QUARTER
Q2 ended June 30, 2003                 14.85%

LOWEST QUARTER
Q3 ended September 30, 2002           -17.43%

Year-to-date returns                  -12.88%
(as of June 30, 2008)

Bar Chart:
2000    2001    2002    2003    2004    2005    2006    2007
-10.20% -12.99% -22.98% 27.78%  9.85%   5.04%   15.55%  0.99%

-------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2007)
-------------------------------------------------------------------------------------------------------------------
                                                                   1 Year           5 Years       Since Inception
-------------------------------------------------------------------------------------------------------------------
Series H                                                            0.99%           11.47%            1.76%(2)
-------------------------------------------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees, expenses or          5.49%           12.83%            2.76%(4)
  taxes)(3)
-------------------------------------------------------------------------------------------------------------------

1 Northern Trust Investments, N.A. was engaged to provide investment advisory services to Series H effective May 1, 2003.

2        For the period beginning May 3, 1999 (date of inception) to December
         31, 2007.

3 The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

4 Index performance is only available to the Series at the beginning of each month. Performance shown for the S&P 500 Index is for the period April 30, 1999 to December 31, 2007.

ACQUIRING SERIES - SERIES Z (ALPHA OPPORTUNITY SERIES)(1)


HIGHEST AND LOWEST RETURNS
(Quarterly 2004-2007)
----------------------------------- ------------ -------------------------------

HIGHEST QUARTER
Q1 ended March 31, 2006                10.21%

LOWEST QUARTER
Q2 ended June 30, 2006                 -2.50%

Year-to-date returns                   -4.06%
(as of June 30, 2008)


Bar Chart:
2004    2005    2006    2007
12.58%  6.66%   13.13%  18.19%


AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2007)
-------------------------------------------------------------------------------------------------------------------
                                                                             1 Year            Since Inception
-------------------------------------------------------------------------------------------------------------------
Series Z                                                                     18.19%               15.38%(2)
-------------------------------------------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3)          5.49%               11.31%(4)
-------------------------------------------------------------------------------------------------------------------

1 Effective August 18, 2008, certain changes to Series Z's principal investment strategies, advisory fees and sub-advisers became effective, including the addition of SGI as an additional sub-adviser to the Series.

2        For the period beginning July 7, 2003 (date of inception) to December
         31, 2007.

3 The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

4 Index performance is only available to the Series at the beginning of each month. Performance shown for the S&P 500 Index is for the period June 30, 2003 to December 31, 2007.

--------------------------------------------------------------------------------

For additional information about the Acquiring Series' performance, please refer to Appendix C.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING SERIES

INVESTMENT MANAGER- Security Investors, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001, is the Acquiring Series' Investment Manager. On December 31, 2007, the aggregate assets of all accounts under management of the Investment Manager were approximately $9.91 billion.

The Investment Manager has overall responsibility for the management of the Acquiring Series. The Investment Manager, subject to the control and supervision of the Board, furnishes investment advisory, statistical and research services to the Acquiring Series, supervises and arranges for the purchase and sale of securities on behalf of the Acquiring Series, provides for the maintenance and compilation of records pertaining to the investment advisory functions. For such services, the Investment Manager is entitled to receive compensation on an annual basis equal to 1.25% of the average net assets of the Acquiring Series computed on a daily basis and payable monthly. Prior to August 18, 2008, the Investment Management received compensation in the form of a "fulcrum-type" performance fee that varied on a monthly basis depending on the Acquiring Series' investment performance against the investment record of the S&P 500 Index over a rolling 12-month period. It amounted to 2.05% of the average net assets of the Acquiring Series for the fiscal year ended December 31, 2007.

If the proposed Reorganization is approved by shareholders of the Acquired Series, the Acquiring Series will continue to pay the same advisory fee currently in place. A discussion regarding the basis of the Board's approval of the Acquiring Series' investment advisory and sub-advisory agreements is available in the Series' annual report for the fiscal year ended December 31, 2007 and the Series' semi-annual report for the fiscal period ended June 30, 2008.

SUB-ADVISERS

The Investment Manager has engaged each of Mainstream Investment Advisers, LLC and Security Global Investors, LLC to provide investment sub-advisory services to long/short portions of the assets of the Acquiring Series. The Investment Manager directly manages the remaining portion of the assets of the Acquiring Portfolio. Mainstream, 101 West Spring Street, Fourth Floor, New Albany, Indiana 47150, managed approximately $608.1 million in client assets as of December 31, 2007. SGI, 801 Montgomery Street, 2nd Floor, San Francisco, California 94133-5164, SGI managed more than $481 million in assets as of March 31, 2008. SGI is a wholly owned subsidiary of Security Benefit Life Insurance Company, which in turn is controlled by Security Benefit Corporation. Security Benefit Corporation is a wholly owned subsidiary of Security Benefit Mutual Holding Company. SGI is an affiliate of the Investment Manager. Together, SGI and the Investment Manager operate as Security Global Investors, the investment advisory arm of Security Benefit Corporation. The Investment Manager pays Mainstream and SGI each an annual fee equal to 1.45% of the portion of Series Z's average daily net assets managed by Mainstream and SGI, respectively.

PORTFOLIO MANAGERS - STEVEN M. BOWSER, Senior Portfolio Manager of the Investment Manager, has been a co-manager of a portion of the Acquiring Series since its inception in July 2003. Mr. Bowser joined the Investment Manager in 1992. From 1989 to 1992, he was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior Financial Analyst and Assistant Controller. He graduated with a Bachelor of Science degree from Kansas State University in 1982. He is a Chartered Financial Analyst charter-holder and FINRA Series 7 license holder.

MARK LAMB, has been a co-manager of a portion of the Acquiring Series since its inception in July 2003. Mr. Lamb joined the Investment Manager in February 2003. Prior to joining the Investment Manager, Mr. Lamb was employed by ARM Financial Group as director of investment risk management and senior derivatives portfolio manager. From 1997 to 1998, Mr. Lamb was director of financial engineering for LG&E Energy Marketing and from 1989 to 1997, he was project manager of corporate finance and director of derivative securities for Providian Corporation (formerly Capital Holding Corporation). Mr. Lamb holds a Bachelor of Science degree in engineering physics and a Masters of Business Administration from Murray State University. He is a Chartered Financial Analyst charter-holder.

WILLIAM H. JENKINS, Manager of Mainstream, has been a co-manager of a portion of the Acquiring Series managing the long/short portion of the Series since its inception in July 2003. He has more than 35 years of investment experience. Prior to co-founding Mainstream in July 1997, Mr. Jenkins spent the most recent 15 years with Providian Corporation as their equity portfolio manager. From 1988 to 1991, he was head of new asset and liability strategies for Providian, in addition to his equity portfolio management responsibilities. Prior to Providian, Mr. Jenkins worked as a portfolio manager/analyst at McGlinn Capital, Delaware Investment Advisors and Mellon Bank and Trust. Mr. Jenkins holds a Bachelor of Arts degree from Grove City College and a Masters of Business Administration from New York University. He is a Chartered Financial Analyst charter-holder.

CHARLES F. CRAIG, Portfolio Manager at Mainstream, has primary responsibility for the international long/short strategy of the portion of the Acquiring Series managed by Mainstream. He has a long history with the firm and its personnel dating back over 11 years ago when he began an internship with William Jenkins at Providian Corporation. In addition to his experience in equity analysis, trading and portfolio management with Mainstream, Mr. Craig worked in futures trading for RQSI and financial planning with American

Express. Mr. Craig holds a Bachelor's degree from the University of Louisville and a Masters of Business Administration from the Kelley School of Business at Indiana University. He is a Chartered Financial Analyst charter-holder.

JOHN BOICH, Head of Global Equity of SGI, has managed a portion of the Acquiring Series since August 2008 when SGI became an additional sub-adviser to the Acquiring Series. Mr. Boich has a track record in global equity investing that dates back to 1990. Prior to joining SGI in June 2007, Mr. Boich founded Avera Global Partners, L.P. ("Avera") in August 2001, where he served as Chief Investment Officer until June 2007. Prior to founding Avera, he was a founding partner and senior portfolio manager in the global equities division of Montgomery Asset Management. In this capacity, Mr. Boich spent eight years directing research and investment decisions for Montgomery Asset Management's $4 billion global and international mandates. Prior to joining Montgomery Asset Management in March 1993, he was an analyst and portfolio manager at The Boston Company Institutional Investor Inc. where he led the development and subsequent management of the flagship international equity product. Mr. Boich holds a Bachelor of Arts degree in Economics from the University of Colorado and is a Chartered Financial Analyst charter-holder.

SCOTT F. KLIMO, Portfolio Manager of SGI has managed a portion of the Acquiring Series since August 2008 when SGI became an additional sub-adviser to the Acquiring Series. Mr. Klimo was a portfolio manager of Avera from October 2001 until he joined SGI in June 2007. Prior to joining Avera, he worked as a senior international analyst for Founders Asset Management in Denver from December 1999 to September 2001, focusing on consumer durables and non-durables, telecommunications and telecom equipment. Before joining Founders, Mr. Klimo was an assistant portfolio manager for the State of Wisconsin Investment Board from May 1998 to November 1999, where he helped manage a $4 billion international portfolio with a value-oriented investment style. He began his investment career in 1987 as an analyst for Crosby Securities in Hong Kong, before progressing to Thailand Research Director for Smith New Court Far East. Mr. Klimo graduated from Hamilton College with a Bachelor of Arts degree in Asian Studies and immediately left for Asia, where he spent the next eleven years. He is a Chartered Financial Analyst charter-holder.

DAVID WHITTALL, Portfolio Manager of SGI has managed a portion of the Acquiring Series since August 2008 when SGI became an additional sub-adviser to the Acquiring Series. Mr. Whittall was a portfolio manager of Avera from March 2004 until June 2007. Prior to joining Avera, Mr. Whittall was senior vice president and the senior international equity salesman at HSBC in San Francisco from January 2003. Prior to HSBC, he was a vice president at JP Morgan and their senior European equity salesman in San Francisco from May 2001 to October 2002. Before his work in international equity sales, Mr. Whittall spent seven years at Montgomery Asset Management where he was a senior analyst, portfolio manager and principal. Mr. Whittall graduated from UC Berkeley with a Bachelor of Arts degree in Asian Studies. He spent one year as a UC Regent's scholar at Beijing University in the People's Republic of China.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Acquiring Series shares.

FORM OF ORGANIZATION - The Acquiring Series is a series of SBL Fund, a Kansas corporation registered as an open-end management investment company. SBL Fund is governed by the Board, which currently consists of six directors.


INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION PLAN -- The Reorganization Plan provides for the transfer of all of the assets and liabilities of the Acquired Series to the Acquiring Series solely in exchange for shares of the Acquiring Series. The Acquired Series will distribute the shares of the Acquiring Series received in the exchange to its shareholders, and then the Acquired Series will be liquidated.

After the Reorganization, each shareholder of the Acquired Series will own shares in the Acquiring Series having an aggregate value equal to the aggregate value of shares of the Acquired Series held by that shareholder as of the close of business on the business day preceding the Closing.

Until the Closing, shareholders of the Acquired Series will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by the Acquired Series for the redemption of Acquiring Series shares received by the shareholders in the Reorganization.

The obligations of the Series under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the Acquired Series. The Reorganization Plan also requires that the Series take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan may be terminated by mutual agreement of the parties or on certain other grounds.

The foregoing summarizes the material aspects of the Reorganization Plan. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Plan at Appendix A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

REASONS FOR THE REORGANIZATION -- As the Board considered at a meeting held on August 15, 2008, the investment objectives and strategies of the Acquired and the Acquiring Series differ in several respects (although there also are similarities), and the advisory fees and operating expenses of the Acquiring Series are higher than those of the Acquired Series. However, the Acquired Series' performance has been lower than the performance of the S&P 500 Index. The proposed Reorganization would allow shareholders of the Acquired Series to participate in the Acquiring Series which is a professionally and actively managed portfolio whose performance has been better than the performance of the S&P 500 Index since its inception. Also, a larger Acquiring Series offers the potential benefits of a more diversified portfolio of securities, may improve trading efficiency and may realize economies of scale and lower operating expenses.

The Investment Manager may be deemed to have a material interest in the proposed Reorganization due to the higher advisory fees payable to it by the Acquiring Series, as compared to the Acquired Series, and due to payment of sub-advisory fees to SGI, an affiliate of the Investment Manager, for its management of a portion of the assets of the Acquiring Series.

The proposed Reorganization was presented to the Board for consideration and approval at the meeting held on August 15, 2008. For the reasons discussed below, the Directors, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of SBL Fund, determined that the interests of the shareholders of the respective Series would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of each of the Series and its shareholders.

BOARD CONSIDERATIONS -- The Board, in recommending the Reorganization, considered a number of factors, including the following:

1. the Reorganization would not dilute the interests of either Series' current shareholders;

2. the stronger relative past investment performance of the Acquiring Series as compared to the Acquired Series since the Acquiring Series' inception;

3. the similarities and differences between the investment objectives and strategies of the Acquired and the Acquiring Series;

4. expense ratios and information regarding fees and expenses of the Acquired Series and the Acquiring Series, which indicate that the current shareholders of the Acquired Series will incur higher investment advisory fee and total and net annual operating expenses as a result of the Reorganization;

5. the tax-free nature of the Reorganization to each Series and its shareholders.

6. the Reorganization will allow shareholders of the Acquiring Series to continue to participate in a professionally managed portfolio.

The Board also considered the future potential benefits to the Acquiring Series in that its operating costs may be reduced if the Reorganization is approved.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED SERIES APPROVE THE REORGANIZATION.

TAX CONSIDERATIONS -- The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither the Acquired Series, the Acquiring Series, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the closing of the Reorganization, the Series will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Series.

Immediately prior to the Reorganization, the Acquired Series will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the shareholders all of the Acquired Series' investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). The distributed amounts will include any net gains realized as a result of portfolio transitioning. Such dividends will be included in the taxable income of the Acquired Series' shareholders.

IMPORTANT INFORMATION ABOUT PORTFOLIO TRANSITIONING Upon shareholders' approval of the Reorganization and prior to the Closing, the Investment Manager or NTI may sell a portion of the Acquired Series' holdings to transition the Acquired Series' portfolio holdings to the Acquiring Series. The proceeds of such sales may be held in temporary investments or invested in assets that the Acquiring Series may hold or wish to hold. After the Closing, the Investment Manager may also sell Acquiring Series portfolio securities that were acquired from the Acquired Series, and the Acquiring Series may not be immediately fully invested in accordance with its long-term investment strategies. Both Series also may engage in a variety of transition management techniques to facilitate the portfolio transition process. During this transition period, the Acquired Series may not be pursuing its investment objective and strategies, and certain previous non-fundamental limitations on permissible investments and investment restrictions may not apply. Furthermore, sales and purchases of securities by the Series may be made at disadvantageous times and could result in increased transactional costs (all or part of which are ultimately borne by shareholders).

EXPENSES OF THE REORGANIZATION -- The Acquired Series and Acquiring Series each will each bear one-third of the expenses relating to the Reorganization and Security Investors will bear the remaining one-third of the expenses relating to the Reorganization. The costs of the Reorganization include, but are not limited to, costs associated with preparation of the Acquiring Series' registration statement, printing and distributing the Acquiring Series' prospectus and the Acquired Series' proxy materials, proxy solicitation expenses, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting. The estimated cost of the Reorganization is approximately $66,500.

DIVIDENDS AND OTHER DISTRIBUTIONS - Each Series pays its shareholders dividends from its net investment income and distributes any net capital gains that it has realized, at least annually. Your dividends and distributions will be reinvested in shares of the Series, unless you instruct the Investment Manager otherwise. There are no fees or sales charges on reinvestments.

If the Reorganization Plan is approved by shareholders of the Acquired Series, then as soon as practicable before the Closing, the Acquired Series will pay its shareholders a cash distribution of all undistributed net investment income and undistributed realized net capital gains.

CAPITALIZATION OF THE SERIES - The following table shows on an unaudited basis the capitalization of each Series as of June 30, 2008 and on a pro forma basis as of June 30, 2008, after giving effect to the Reorganization.

---------------------------- ------------------------- ------------------------- ------------------------- -------------------------
                                 ACQUIRED SERIES           ACQUIRING SERIES             ADJUSTMENT                 PRO FORMA
---------------------------- ------------------------- ------------------------- ------------------------- -------------------------
Net Assets                         $64,208,296               $48,556,701                                         $112,764,997
---------------------------- ------------------------- ------------------------- ------------------------- -------------------------
Net Assets Per Share                  $9.74                     $15.83                                              $15.83
---------------------------- ------------------------- ------------------------- ------------------------- -------------------------
Shares Outstanding                  6,594,755                 3,066,757                 4,056,115                  7,122,872
---------------------------- ------------------------- ------------------------- ------------------------- -------------------------


GENERAL INFORMATION

OTHER BUSINESS. The Directors do not know of any matters to be presented at the Special Meeting other than those set forth in this proxy statement. If other business should properly come before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

PROXY SOLICITATION. The Board is soliciting Acquired Series shareholders' proxies on behalf of SBL Fund. The principal solicitation of proxies will be by the mailing of this Proxy Statement/Prospectus commencing on or about October 6, 2008, but proxies may also be solicited by telephone and/or in person by representatives of Security Investors or its affiliate(s), or The Altman Group, a private proxy services firm. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

The costs of the Special Meeting, including the costs of retaining The Altman Group, preparation and mailing of the Notice, Proxy Statement/Prospectus and proxy, and the solicitation of proxies, including reimbursements to broker-dealers and others who forwarded proxy materials to their clients, will be allocated one-third to Security Investors and/or its affiliates and one-third to each of the Acquired Fund and the Acquiring Fund. The estimated cost of retaining The Altman Group is approximately $17,171.

SHAREHOLDER VOTING. Shareholders of record at the close of business on September 29, 2008 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, there were issued and outstanding [ ] shares of the Acquired Series. Security Benefit Life Insurance Company ("SBL") and First Security Benefit Life Insurance and Annuity Company of New York ("FSBL" and collectively, the "Insurance Companies") are the only shareholders of record of the Acquired Series.

The Insurance Companies owning of record or beneficially 5% or more of the outstanding shares of the each Series as of the Record Date, are set forth in Appendix D. As of the Record Date, SBL Fund's Directors and officers, as a group, owned less than 1.00% of the outstanding shares of the each Series.

By investing in a variable annuity or variable life insurance policy issued by the Insurance Companies, you indirectly purchased shares of the Acquired Series. The Insurance Companies own shares of the Acquired Series for your benefit in the separate account funding your variable annuity or variable life insurance policy. The Insurance Companies will vote shares of the Series in accordance with voting instructions received from you and other owners of such variable annuity and variable life insurance policies. The enclosed form of proxy is provided for this purpose. If no instructions are given on the proxy (but the proxy is properly executed) it will be voted FOR the proposal. All shares for which shareholders do not provide voting instructions will be voted in the same proportion as those shares for which voting instructions have been received. As a result, a small number of owners of variable annuity contracts and variable life policies could determine the outcome of the vote if other owners fail to vote.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. The presence in person or by proxy of the holders of a majority of the outstanding shares of the Acquired Series entitled to vote on the Record Date is required to constitute a quorum at the Special Meeting, and therefore must be present for the transaction of business at the Special Meeting. Shares held by shareholders present in person or represented by proxy at the Special Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Special Meeting.

Abstentions are counted as shares eligible to vote at the Special Meeting in determining whether a quorum is present, but do not represent votes cast with respect to the proposal. "Broker non-votes" are not counted as shares eligible to vote at the Special Meeting in determining whether a quorum is present, and do not represent votes cast with respect to the proposal. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

In the event that a quorum is not present at the Special Meeting, or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Special Meeting on any proposal for which there are sufficient votes for approval, even though the Special Meeting is adjourned as to other proposals.

In order that your shares may be represented at the Special Meeting, you are requested to vote your shares by mail, the Internet, or by telephone by following the enclosed instructions. If you wish to participate in the Special Meeting, please submit the proxy card originally sent with the Proxy Statement/Prospectus or attend the Special Meeting in person. Any proxy given by a shareholder, whether in writing, by telephone or via the Internet is revocable. A shareholder may revoke the proxy at any time prior to its use by filing with SBL Fund a written revocation or a duly executed proxy card bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. However, attendance in-person at the Special Meeting, by itself, will not revoke a previously tendered proxy. If you vote by telephone or the Internet, please do not return your proxy card, unless you later elect to change your vote.

VOTE REQUIRED. Approval of the Reorganization Plan requires the affirmative vote of a majority of the outstanding shares of the Acquired Series. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the proposed Reorganization.

INVESTMENT MANAGER, ADMINISTRATOR, TRANSFER AGENT AND PRINCIPAL UNDERWRITER. Security Investors, the Series' investment adviser, administrator and transfer agent, is located at One Security Benefit Place, Topeka, Kansas 66636-0001. The Investment Manager is controlled by its members, SBL and Security Benefit Corporation ("SBC"). SBL, a stock life insurance company which is incorporated under the laws of Kansas, is controlled by SBC. SBC is wholly-owned by Security Benefit Mutual Holding Company, which is controlled by SBL policyholders. The principal underwriter/distributor of the Series, Security Distributors, Inc., is located at One Security Benefit Place, Topeka, KS 66636-0001. Security Investors and Security Distributors, Inc. are affiliates of each other.

SHAREHOLDER REPORTS. Shareholders can find important information about the Series in the Annual Report for the fiscal year ended December 31, 2007 and the Semi-Annual Report for the six month period ended June 30, 2008. You may obtain a copy of the Series' Annual and Semi-Annual Reports without charge by writing to the Series at the address above or by calling the Series at 1-800-888-2461.

SHAREHOLDER PROPOSALS. As a general matter, SBL Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to the secretary of SBL Fund, One Security Benefit Place, Topeka, KS 66636-0001.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals that are not included herein and that may require a vote (such as proposals submitted on an untimely basis).

INFORMATION ABOUT THE SERIES. SBL Fund is subject to the informational requirements of the Securities Exchange Act of 1934, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Series can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Series.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, WE REQUEST PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                             By Order of the Board of Directors,
                                             /s/ Amy J. Lee
                                             Amy J. Lee
                                             Secretary
                                             SBL Fund
October 1, 2008
One Security Benefit Place
Topeka, Kansas 66636-0001

                      MORE INFORMATION REGARDING THE SERIES

Both the Acquired and Acquiring Series share the following policies:

PURCHASE AND REDEMPTION OF SHARES

The Insurance Companies purchase shares of the Series for their variable annuity and variable life insurance separate accounts. The Insurance Companies buy and sell shares of the Series at the net asset value per share (NAV) next determined after receipt and acceptance of an order to buy or receipt of an order to sell by SBL Fund or its agents. Each Series reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. A Series' NAV is generally calculated as of the close of trading on every day the NYSE is open (usually 3:00 p.m. Central Time).

SBL Fund may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission. To the extent authorized by law, each Series reserves the right to discontinue offering shares at any time, or to cease operations entirely.

SBL Fund intends to pay redemption proceeds in cash; however, under unusual conditions that make payment in cash disadvantageous to SBL Fund, SBL Fund reserves the right to pay all, or part, of the redemption proceeds in liquid securities with a market value equal to the redemption price ("redemption in kind"). In the event of a redemption in kind of portfolio securities of SBL Fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

REVENUE SHARING PAYMENTS -- SBL and/or its affiliates may participate in arrangements whereby they compensate, out of their own resources and at no additional cost to SBL Fund or SBL Fund's shareholders, financial representatives who sell SBL's variable annuity products that invest in SBL Fund. The compensation received by such financial representatives via these payments may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. Additional information about these arrangements is provided in the prospectus of the variable life insurance or variable annuity product or through a financial representative.

MARKET TIMING/SHORT-TERM TRADING -- Some investors try to profit from various short-term or frequent trading strategies known as market timing; for example, transferring money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or transferring from one Series to another and then back again after a short period of time. As money is transferred in and out, a Series incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of a Series' shares disrupt portfolio management, hurt Series performance and drive Series expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs. Investors may be more likely to attempt to engage in market timing with respect to Series that invest a significant portion of their assets in the securities of foreign issuers, securities that are thinly traded (such as certain small- and mid-cap issuers), and/or securities such as certain high yield securities that do not routinely have readily available market quotations.

The Board of Directors has adopted policies and procedures against market timing, and the Series discourage market timing or excessive trading. If you wish to engage in such practices, we request that you do not purchase shares of any of the Series. Each Series reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, that it reasonably determines to be market timing or excessive trading by a shareholder or accounts under common control. Transactions placed through the same insurance company on an omnibus basis may be rejected in whole or in part by a Series. Transactions accepted by an insurance company in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Series and may be cancelled or revoked by the Series by the close of business on the next business day following receipt.

The policies and procedures of the Series are intended to restrict transfers that are disruptive to the Series or potentially disadvantageous to other shareholders. Although the Series have adopted policies and procedures, the Series are dependant upon insurance companies offering the Series' shares to implement the policies and procedures to its contract owners investing in the Series. When considering if certain restrictions or limitations should be applied to shareholder transactions, the Series' policies and procedures take into account, among other things, the following factors:

o        the total dollar amount being transferred;

o        the number of transfers made within the previous 12 months;

o        transfers to and from (or from and to) the same Series;

o whether a shareholder's transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o whether a shareholder's transfers appear to be part of a group of transfers made by a third party on behalf of individual shareholders in the group.

If it is determined that a shareholder's transfer patterns among the Series are disruptive or potentially disadvantageous to other shareholders, the Series' policies and procedures may require the insurance company to send the shareholder (the insurance company's contract owner) a letter notifying the shareholder that the insurance company is prohibiting the shareholder from making telephone transfers or other electronic transfers and instead requiring that the shareholder submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. In addition, after the shareholder makes four "round trip transfers" during any prior 12-month period, the insurance company will prohibit further transfers until transfers may be made that do not exceed this limitation. A "round trip transfer" is a transfer involving $5,000 or more (1) from a Series followed by a transfer to that Series or (2) to a Series followed by a transfer from that Series, although SBL Fund reserves the right to consider transfers in lesser amounts to constitute round trips.

In their sole discretion, the Series may revise their market timing procedures at any time without prior notice as they deem necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including, without limitation, imposing dollar or percentage limits on transfers). For purposes of applying the criteria used to detect potential market timing and other potentially harmful trading activity, the insurance company on behalf of the Series may aggregate transfers made in two or more variable insurance contracts that the insurance company believes are connected (for example, two contracts with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

The Series' policies and procedures do not require insurance companies to include transfers made pursuant to dollar cost averaging and asset reallocation options available under their variable insurance contracts.

Shareholders who seek to engage in programmed, frequent, or high volume transfer activity may employ a variety of strategies to avoid detection, and an insurance company's ability to detect and deter harmful trading activity may be limited by operational and information systems capabilities. In addition, the terms of an insurance company's variable insurance contract may also limit the insurance company's ability to restrict or deter harmful trading. Furthermore, the identification of contract owners determined to engage in harmful trading activity involves judgments that are inherently subjective. Accordingly, despite their best efforts, neither the Series nor the insurance companies can guarantee that the policies and procedures will detect every potential market timer, but the Series do require insurance companies to apply the policies and procedures adopted by the Board consistently to all their contract owners without special arrangement, waiver, or exception, except with respect to transfers in and out of Series C (Money Market Series), which are not restricted or limited.

Because the Series cannot guarantee that all harmful trading activity will be detected, and because the cooperation of insurance companies and other financial intermediaries cannot be assured, shareholders bear the risks associated with such activity, including potential disruption of portfolio management, potentially lower performance, and higher expenses. Due to the risk that an insurance company implementing the policies and procedures may not detect all harmful trading activity, it is possible that some shareholders may inadvertently be treated differently than shareholders who are not permitted to engage in harmful trading activity. Those shareholders that do not engage in harmful trading activity nonetheless will bear the costs associated with such activity.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each Series pays its shareholders dividends from its net investment income and distributes any net capital gains that it has realized, at least annually. Such dividends and distributions will be reinvested in additional shares of the Series.

Each Series intends to qualify and to elect to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (Code), including requirements with respect to diversification of assets, distribution of income, and sources of income. If a Series qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, such Series will not be liable for federal income tax on income it distributes. Each Series also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contract so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Series to the insurance company's separate accounts.

Since you may purchase shares of a Series only indirectly through the purchase of a variable annuity or variable life insurance contract issued by Security Benefit Life Insurance Company or its affiliated life insurance company, no discussion is included here as to the federal income tax consequences at the Series' shareholder level. For information concerning the federal income tax consequences to you as the purchaser of a variable annuity or variable life insurance contract based on a Series, see the prospectus for such variable annuity or variable life insurance contract. See the Statement of Additional Information for more information on taxes.

DETERMINATION OF NET ASSET VALUE

The NAV of each Series is computed as of the close of regular trading hours on the NYSE (normally 3:00 p.m. Central Time) on days when the NYSE is open. The Exchange is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Foreign securities are valued based on quotations from the primary market in which they are traded and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Series do not price their shares. Therefore, the NAV of Series holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Series.

Portfolio securities and other investments are valued at market value when market quotations are readily available. Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made, provided, however, that securities listed on Nasdaq will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used. Securities traded over-the-counter are valued at the last current bid price. Market quotations for securities prices may be obtained from automated pricing services. Investments in securities maturing in 60 days or less may be valued at amortized cost.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), the Investment Manager, in good faith, establishes a fair value for the security in accordance with the Funds' valuation procedures. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. The Investment Manager makes such determinations in good faith in accordance with the Series' valuation procedures, with the goal of accurately reflecting the current value of each Series' portfolio holdings in the Series' net asset value per share. There can be no assurance that a Series could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Series determines its net asset value per share.

For further information about valuation of investments, see the Statement of Additional Information.

MANAGEMENT OF THE ACQUIRING SERIES

INVESTMENT MANAGER AND INVESTMENT ADVISORY AGREEMENT -- Security Investors is a Kansas limited liability company. Security Investors serves as the Investment Manager under an Investment Advisory Contract which was approved by SBL Fund's Board of Directors on November 30, 1999 and was approved by shareholders on January 26, 2000 and which became effective on January 27, 2000. The Board of Directors approved an amendment of the Investment Advisory Contract on May 2, 2003, to provide for the Investment Manager to provide investment advisory services to the Acquiring Series. The contract may be terminated without penalty at any time by either party on 60 days' written notice and is automatically terminated in the event of its assignment.

ADMINISTRATIVE AGENT -- Pursuant to a Fund Accounting and Administration Agreement dated February 1, 2004, as amended December 1, 2005, the Investment Manager also acts as the administrative agent for the Acquiring Series and as such performs administrative functions and the bookkeeping, accounting and pricing functions for the Acquiring Series. For this service the Investment Manager receives, on an annual basis, a fee of 0.15% for the Acquiring Series (based on average daily net assets) or $25,000 per year, whichever is greater.

TRANSFER AGENT -- Under a Transfer Agency Agreement dated February 1, 2004, as amended on November 17, 2006, the Investment Manager acts as the transfer agent for the Acquiring Series. As such, it processes purchase and redemption transactions and acts as the dividend disbursing agent for the separate accounts of participating insurers to which shares of the Acquiring Series are sold. For this service, the Investment Manager receives the following fees with respect to the Acquiring Series:

    1. Account Set-Up Charge - A fee of $4 to open an account on the Investment Manager's transfer agency system to hold shares of the Series.

    2. Annual Maintenance Charge - An annual per account fee of (i) $8 per open account for regular accounts; (ii) $6.50 per open account with respect to accounts which are Matrix Level III pursuant to the National Securities Clearing Corporation networking systems; and (iii) $5 per account for closed accounts that remain outstanding on the Investment Manager's transfer agency system (regardless of whether such accounts are regular or Matrix Level III).

    3. Transaction Charge - A per transaction charge of (i) $1.10 per transaction for regular accounts and (ii) $0.60 per transaction for accounts that are Matrix Level III.

The Acquiring Series is also subject to a minimum fee per year of $25,000.

FINANCIAL HIGHLIGHTS FOR THE ACQUIRING SERIES

The financial highlights table is intended to help you understand the financial performance of the Acquiring Series during the past five years. Certain information reflects financial results for a single Acquiring Series share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Acquiring Series assuming reinvestment of all dividends and distributions. During each respective period, except for the six month period ended June 30, 2008, this information has been derived from financial statements that have been audited by Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, whose report, along with the Acquiring Series' financial statements, are included in the annual report. You may obtain a copy of the Series' Annual and Semi-Annual Reports without charge by writing to the Series at One Security Benefit Place, Topeka, KS 66636-0001 or by calling the Series at 1-800-888-2461.


                                            SIX MONTHS                                                                YEAR ENDED
                                        ENDED JUNE 30,                                                              DECEMBER 31,
                                                  2008(a)        2007           2006           2005           2004          2003(b)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period            $16.50         $13.96         $12.34         $11.57         $11.18        $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
     operations:
Net investment  income (loss)(c)                (0.10)           0.01              -         (0.02)         (0.07)        (0.06)
Net gain (loss) on securities
     (realized and unrealized)                  (0.57)           2.53           1.62           0.79           1.42          1.88
                                        -----------------------------------------------------------------------------------------
Total from investment operations                (0.67)           2.54           1.62           0.77           1.35          1.82
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Distributions from realized gains                    -              -              -              -         (0.96)        (0.64)
                                        -----------------------------------------------------------------------------------------
Total distributions                                  -              -              -              -         (0.96)        (0.64)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $15.83         $16.50         $13.96         $12.34         $11.57        $11.18
                                        =========================================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURND                                  (4.06%)         18.19%         13.13%          6.66%         12.58%        18.33%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                                     $48,557        $48,869        $36,442        $25,660        $19,161        $6,738
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment  income (loss)                  (1.28%)          0.10%        (0.03%)        (0.21%)        (1.12%)       (1.33%)
Total expensese                                  3.06%          2.50%          2.78%          2.50%          2.78%         2.62%
Net expensesf                                    2.87%          2.39%          2.62%          2.50%          2.57%         2.50%
Net expenses prior to custodian
     earnings credits and net of
     expense waivers                             3.06%          2.50%          2.78%          2.50%          2.57%         2.52%
Net expenses prior to performance fee
     adjustmentsg                                2.38%          2.34%          2.47%          2.47%             -%            -%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                         1,317%         1,770%         1,285%         1,509%         1,054%          966%



----------------------------

a Unaudited figures for the six months ended June 30, 2008. Percentage amounts, except total return, have been annualized.

b Series Z was initially capitalized on July 7, 2003 with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

c Net investment income (loss) was computed using average shares outstanding throughout the period.

d Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

e Total expense information reflects the expense ratios absent expense reductions by the Investment Manager, and earnings credits, as applicable.

f Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

g Net expenses prior to performance fee adjustments reflect ratios after voluntary expense waivers, reimbursements, custodian earnings credits, and before performance fee adjustments, as applicable.

                       APPENDIX A - Plan of Reorganization


     THIS PLAN OF REORGANIZATION (the "Reorganization Plan") is adopted as of this 15th day of August, 2008, by SBL Fund (the "Company") with its principal place of business at One Security Benefit Place, Topeka, Kansas 66636-0001, on behalf of its series, Series H (Enhanced Index Series) and Series Z (Alpha Opportunity Series).

     This Reorganization Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization to which this Reorganization Plan applies (each a "Reorganization") will consist of the transfer of all of the assets of Series H (the "Acquired Series") to Series Z (the "Acquiring Series") in exchange solely for voting shares of the Acquiring Series (the "Acquiring Series Shares"); the assumption by the Acquiring Series of all liabilities of the Acquired Series; and the distribution of the Acquiring Series Shares to the shareholders of the Acquired Series in complete liquidation of the Acquired Series as provided herein, all upon the terms and conditions hereinafter set forth in this Reorganization Plan.

     WHEREAS, the Company is an open-end, registered investment company of the management type and the Acquired Series owns securities which generally are assets of the character in which the Acquiring Series is permitted to invest;

     WHEREAS, the Directors of the Company have determined that the exchange of all of the assets of the Acquired Series for the Acquiring Series Shares and the assumption of all liabilities of the Acquired Series by the Acquiring Series is in the best interests of the Acquiring Series and its shareholders and that the interests of the existing shareholders of the Acquiring Series would not be diluted as a result of this transaction; and

     WHEREAS, the Directors of the Company also have determined, with respect to the Acquired Series, that the exchange of all of the assets of the Acquired Series for the Acquiring Series Shares and the assumption of all liabilities of the Acquired Series by the Acquiring Series is in the best interests of the Acquired Series and its shareholders and that the interests of the existing shareholders of the Acquired Series would not be diluted as a result of this transaction;

     NOW, THEREFORE, the Company, on behalf of the Acquired Series and the Acquiring Series separately, hereby approves the Reorganization Plan on the following terms and conditions:

1. TRANSFER OF ASSETS OF THE ACQUIRED SERIES TO THE ACQUIRING SERIES IN EXCHANGE FOR THE ACQUIRING SERIES SHARES, THE ASSUMPTION OF ALL ACQUIRED SERIES LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED SERIES

     1.1. Subject to the requisite approvals of the shareholders of the Acquired Series and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company will transfer all of the Acquired Series' assets, as set forth in paragraph 1.2, to the Acquiring Series, and the Acquiring Series agrees in exchange therefor: (i) to deliver to the Acquired Series the number of full and fractional Acquiring Series Shares determined by dividing the value of the Acquired Series' net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Series Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Series. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2. The assets of the Acquired Series to be acquired by the Acquiring Series shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Series and any deferred or prepaid expenses shown as an asset on the books of the Acquired Series on the closing date provided for in paragraph 3.1 (the "Closing Date").

     1.3. The Acquired Series will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Series shall also assume all of the liabilities of the Acquired Series, whether accrued or contingent, known or unknown, existing at the Valuation Date (as defined in paragraph 2.1). On or as soon as practicable prior to the Closing Date, the Acquired Series will declare and pay to its shareholders of record one or more dividends and/or other distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to the end of the business day on the Closing; and (ii) any undistributed investment company taxable income and net capital gain from any period to the extent not otherwise distributed.

     1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Series will distribute to its shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Series Shareholders"), on a pro rata basis, the Acquiring Series Shares received by the Acquired Series pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Series' shares, by the transfer of the Acquiring Series Shares then credited to the account of the Acquired Series on the books of the Acquiring Series to open accounts on the share records of the Acquiring Series in the names of the Acquired Series Shareholders. The aggregate net asset value of Acquiring Series Shares to be so credited to Acquired Series Shareholders shall be equal to the aggregate net asset value of the Acquired Series shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Series will simultaneously be canceled on the books of the Acquired Series, although share certificates representing interests in shares of the Acquired Series will represent a number of the Acquiring Series Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Series will not issue certificates representing the Acquiring Series Shares in connection with such exchange.

     1.5. Ownership of Acquiring Series Shares will be shown on the books of the Acquiring Series' transfer agent. Shares of the Acquiring Series will be issued in the manner described in the Acquiring Series' then-current prospectus and statement of additional information.

     1.6. Any reporting responsibility of the Acquired Series including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Series.

2.   VALUATION

     2.1. The value of the Acquired Series' assets to be acquired by the Acquiring Series hereunder shall be the value of such assets computed as of the close of business of the New York Stock Exchange ("NYSE") and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Articles of Incorporation, as amended (the "Articles of Incorporation"), the then-current prospectus or statement of additional information with respect to the Acquiring Series, and valuation procedures established by the Company's Board of Directors.

     2.2. The net asset value of an Acquiring Series Share shall be the net asset value per share computed as of the close of business of the NYSE and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Company's Articles of Incorporation, the then-current prospectus or statement of additional information with respect to the Acquiring Series, and valuation procedures established by the Company's Board of Directors.

     2.3. The number of Acquiring Series Shares to be issued (including fractional shares, if any) in exchange for the Acquired Series' assets shall be determined by dividing the value of the net assets of the Acquired Series determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Series Share, determined in accordance with paragraph 2.2.

     2.4. All computations of value shall be made by the Acquiring Series' designated record keeping agent.

3. CLOSING AND CLOSING DATE

     3.1. The Closing Date shall be November 21, 2008, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company or at such other time and/or place as the Board of Directors or officers of the Company may designate.

     3.2. The Company shall direct the Custodian of the Acquired Series (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Series' portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to the Acquiring Series within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Series' portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Series as of the Closing Date for the account of the Acquiring Series duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Series shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940 (the "1940 Act"), as of the

          Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Series.

     3.3. Security Investors, LLC, as transfer agent for the Acquired Series (the "Transfer Agent"), shall deliver, on behalf of the Acquired Series, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Series Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.

     3.4. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Series or the Acquired Series shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquiring Series or the Acquired Series is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

     4.1. The Company, on behalf of the Acquired Series, represents and warrants to the Acquiring Series as follows:

          (a) The Acquired Series is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Kansas, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933 ("1933 Act"), are in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), and the 1940 Act, and such as may be required by state securities laws;

          (d) The current prospectus and statement of additional information of the Acquired Series and each prospectus and statement of additional information of the Acquired Series used during the three years previous to the date of this Reorganization Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) On the Closing Date, the Acquired Series will have good and marketable title to the Acquired Series' assets to be transferred to the Acquiring Series pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Series will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Series;

          (f) The Acquired Series is not engaged currently, and the execution, delivery and performance of this Reorganization Plan will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Series is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Series is a party or by which it is bound;

          (g) The Acquired Series has no material contracts or other commitments (other than this Reorganization Plan) that will be terminated with liability to it prior to the Closing Date;

          (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Series, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Series or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Series knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (i) The financial statements of the Acquired Series as of and for the year ended December 31, 2007 have been audited by Ernst & Young LLP, an independent registered public accounting firm. Such statements are in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Series) present fairly, in all material respects, the financial condition of the Acquired Series as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Series required to be reflected on the balance sheet or in the notes thereto;

          (j) Since December 31, 2007, there has not been any material adverse change in the Acquired Series' financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Series. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Series due to declines in market values of securities in the Acquired Series' portfolio, the discharge of Acquired Series liabilities, or the redemption of Acquired Series shares by shareholders of the Acquired Series shall not constitute a material adverse change;

          (k) On the Closing Date, all Federal and other tax returns and reports of the Acquired Series required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Series' knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Series has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date and has met the diversification and other requirements of
               Section 817(h) of the Code and Treasury Regulation Section 1.817-5 thereunder;

          (m) All issued and outstanding shares of the Acquired Series are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Series will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Series, as provided in paragraph 3.3. The Acquired Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Series, nor is there outstanding any security convertible into any of the Acquired Series shares;

          (n) The adoption and performance of this Reorganization Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, and, subject to the approval of the shareholders of the Acquired Series, this Reorganization Plan will constitute a valid and binding obligation of the Acquired Series, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (o) The information to be furnished by the Acquired Series for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

     4.2. The Company, on behalf of the Acquiring Series, represents and warrants to the Acquired Series as follows:

          (a) The Acquiring Series is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Kansas, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Acquiring Series, are in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

          (d) The current prospectus and statement of additional information of the Acquiring Series and each prospectus and statement of additional information of the Acquiring Series used during the three years previous to the date of this Reorganization Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) On the Closing Date, the Acquiring Series will have good and marketable title to the Acquiring Series' assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Series has received notice and necessary documentation at or prior to the Closing;

          (f) The Acquiring Series is not engaged currently, and the execution, delivery and performance of this Reorganization Plan will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Series is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Series is a party or by which it is bound;

          (g) Except as otherwise disclosed in writing to and accepted by the Acquired Series, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Series or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Series knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (h) The financial statements of the Acquiring Series as of and for the year ended December 31, 2007 have been audited by Ernst & Young LLP, an independent registered public accounting firm. Such statements are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Series) present fairly, in all material respects, the financial condition of the Acquiring Series as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Series required to be reflected on the balance sheet or in the notes thereto;

          (i) Since December 31, 2007, there has not been any material adverse change in the Acquiring Series' financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Series. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Series due to declines in market values of securities in the Acquiring Series' portfolio, the discharge of Acquiring Series liabilities, or the redemption of Acquiring Series Shares by shareholders of the Acquiring Series, shall not constitute a material adverse change;

          (j) On the Closing Date, all Federal and other tax returns and reports of the Acquiring Series required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Series' knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (k) For each taxable year of its operation, the Acquiring Series has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date and has met the diversification and other requirements of
               Section 817(h) of the Code and Treasury Regulation Section 1.817-5 thereunder;

          (l) All issued and outstanding Acquiring Series Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Series Shares, nor is there outstanding any security convertible into any Acquiring Series Shares;

          (m) The adoption and performance of this Reorganization Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company on behalf of the Acquiring Series and this Reorganization Plan will constitute a valid and binding obligation of the Acquiring Series, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The Acquiring Series Shares to be issued and delivered to the Acquired Series, for the account of the Acquired Series Shareholders, pursuant to the terms of this Reorganization Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Series Shares, and will be fully paid and non-assessable by the Company;

          (o) The information to be furnished by the Acquiring Series for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

          (p) That insofar as it relates to Company or the Acquiring Series, the Registration Statement relating to the Acquiring Series Shares issuable hereunder, and the proxy materials of the Acquired Series to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Series contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Series for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5. COVENANTS OF THE ACQUIRING SERIES AND THE ACQUIRED SERIES

     5.1. The Acquiring Series and the Acquired Series each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2. To the extent required by applicable law, the Company will call a meeting of the shareholders of the Acquired Series to consider and act upon this Reorganization Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3. The Acquired Series covenants that the Acquiring Series Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Reorganization Plan.

     5.4. The Acquired Series will assist the Acquiring Series in obtaining such information as the Acquiring Series reasonably requests concerning the beneficial ownership of the Acquired Series shares.

     5.5. Subject to the provisions of this Reorganization Plan, the Acquiring Series and the Acquired Series will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Reorganization Plan.

     5.6. As soon as is reasonably practicable after the Closing, the Acquired Series will make a liquidating distribution to its shareholders consisting of the Acquiring Series Shares received at the Closing.

     5.7. The Acquiring Series and the Acquired Series shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Reorganization Plan as promptly as practicable.

     5.8. The Acquired Series covenants that it will, from time to time, as and when reasonably requested by the Acquiring Series, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Series may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Series' title to and possession of all the assets and otherwise to carry out the intent and purpose of this Reorganization Plan.

     5.9. The Acquiring Series will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED SERIES

     The obligations of the Acquired Series to consummate the transactions provided for herein shall be subject, at the Acquired Series' election, to the performance by the Acquiring Series of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of the Acquiring Series and the Company contained in this Reorganization Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Reorganization Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2. The Company and the Acquiring Series shall have performed all of the covenants and complied with all of the provisions required by this Reorganization Plan to be performed or complied with by the Company and the Acquiring Series on or before the Closing Date; and

     6.3. The Acquired Series and the Acquiring Series shall have agreed on the number of full and fractional Acquiring Series Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING SERIES

     The obligations of the Acquiring Series to complete the transactions provided for herein shall be subject, at the Acquiring Series' election, to the performance by the Acquired Series of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1. All representations and warranties of the Company and the Acquired Series contained in this Reorganization Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Reorganization Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2. The Company and the Acquired Series shall have performed all of the covenants and complied with all of the provisions required by this Reorganization Plan to be performed or complied with by the Company or the Acquired Series on or before the Closing Date;

     7.3. The Acquired Series and the Acquiring Series shall have agreed on the number of full and fractional Acquiring Series Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

     7.4. The Acquired Series shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING SERIES AND THE ACQUIRED SERIES

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Series or the Acquiring Series, the other party to this Reorganization Plan shall, at its option, not be required to consummate the transactions contemplated by this Reorganization
     Plan:

     8.1. The Reorganization Plan and the transactions contemplated herein shall have been approved by the requisite vote, if any, of the holders of the outstanding shares of the Acquired Series in accordance with the provisions of the Company's Articles of Incorporation, By-Laws, applicable Kansas law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Series. Notwithstanding anything herein to the contrary, neither the Acquiring Series nor the Acquired Series may waive the conditions set forth in this paragraph 8.1;

     8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Reorganization Plan or the transactions contemplated herein;

     8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Series or the Acquired Series to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Series or the Acquired Series, provided that either party hereto may for itself waive any of such conditions;

     8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5. Dechert LLP shall deliver an opinion addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Reorganization Plan shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert LLP determines that the transaction contemplated by this Reorganization Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not waive the condition set forth in this paragraph 8.5.

9. BROKERAGE FEES AND EXPENSES

     9.1. The Acquiring Series represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2. The Acquired Series and Acquiring Series each shall bear one-third of the expenses relating to the Reorganization and Security Investors, LLC shall bear the remainder of the expenses relating to the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Series' prospectus and the Acquired Series' proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    The representations, warranties and covenants contained in this Reorganization Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11. TERMINATION

    This Reorganization Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization Plan inadvisable.

12. AMENDMENTS

    This Reorganization Plan may be amended, modified or supplemented in such manner as may be set forth in writing by the authorized officers of the Company; provided, however, that following any meeting of the shareholders called by the Acquired Series pursuant to paragraph 5.2 of this Reorganization Plan, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Series Shares to be issued to the Acquired Series Shareholders under this Reorganization Plan to the detriment of such shareholders without their further approval.

13. HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     13.1. The Article and paragraph headings contained in this Reorganization Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Reorganization Plan.

     13.2. This Reorganization Plan shall be governed by and construed in accordance with the laws of the State of Kansas without regard to its principles of conflicts of laws.

     13.3. This Reorganization Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Reorganization Plan.

     13.4. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of the Company personally, but shall bind only property of such party. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

     IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Reorganization Plan to be approved on behalf of the Acquiring Series and the Acquired Series.

                                                         SBL FUND


                                            BY:     /s/ RICHARD M. GOLDMAN
                                                 ------------------------------
                                           NAME:      RICHARD M. GOLDMAN
                                          TITLE:          PRESIDENT

       APPENDIX B - ADDITIONAL INVESTMENT TECHNIQUES AND ASSOCIATED RISKS

This section takes a detailed look at some of the types of securities the Series may hold in their respective portfolios and the various kinds of management practices that may be used in the portfolios. The Series' holdings of certain types of investments cannot exceed a maximum percentage of net assets. These percentage limitations are set forth in the Statement of Additional Information. While the percentage limitations provide a useful level of detail about a Series' investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on a Series' share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of the Series' other investments. The Portfolio Managers have considerable leeway in choosing investment strategies and selecting securities they believe will help a Series achieve its objective. In seeking to meet its investment objective, a Series may invest in any type of security or instrument whose investment characteristics are consistent with the Series' investment program. Investors should be aware that the investments made by a Series and the results achieved by a Series at any given time are not expected to be the same as those made by other mutual funds for which the Investment Manager or a sub-adviser acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Series.

To the extent authorized by law, each of the Series reserves the right to discontinue offering shares or cease operations at any time.

The following pages describe some of the investments that may be made by the Series, as well as some of the management practices of the Series.

FOREIGN SECURITIES -- Foreign investments involve certain special risks, including, but not limited to, (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi) higher operational expenses.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States.
 The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Series may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Series may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Series.

EMERGING MARKETS -- The risks associated with foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

SMALLER COMPANIES -- Small- or medium-sized companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

CONVERTIBLE SECURITIES AND WARRANTS -- The Series may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

ASSET-BACKED SECURITIES -- An underlying pool of assets, such as credit card receivables, automobile loans, or corporate loans or bonds back these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. The underlying assets (i.e. loans) are subject to prepayments, which can shorten the securities' weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty. These securities are subject to high degrees of credit, valuation and liquidity risks. At times, the Series may invest in asset-backed securities through "structured investment vehicles" (or "SIVs").

INITIAL PUBLIC OFFERING -- A Series' investment in securities offered through initial public offerings (IPOs) may have a magnified performance impact, either positive or negative, on any Series and particularly those with a small asset base. There is no guarantee that as a Series' assets grow, they will continue to experience substantially similar performance by investing in IPOs. A Series' investments in IPOs may make it subject to more erratic price movements than the overall equity market.

HIGH YIELD SECURITIES -- Higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as "junk bonds." The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below investment grade or in default, or unrated securities determined to be of comparable quality) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in lower-medium and low-quality bonds involves greater investment risk and is highly dependent on the Investment Manager or relevant sub-adviser's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.

HARD ASSET SECURITIES -- Hard Asset Securities are equity securities of issuers which are directly or indirectly engaged to a significant extent in the exploration, development or distribution of one or more of the following: precious metals, ferrous and non-ferrous metals, gas, petroleum, petrochemical and/or other commodities (collectively, "Hard Assets"). The production and marketing of Hard Assets may be affected by actions and changes in governments. In addition, Hard Asset Securities may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Asset companies may be subject to broad price fluctuations, reflecting the volatility of energy and basic materials prices and the possible instability of supply of various Hard Assets. In addition, some Hard Asset companies also may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazard associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Asset companies may also experience greater price fluctuations than the relevant Hard Asset. In periods of rising Hard Asset prices, such securities may rise at a faster rate, and, conversely, in times of falling Hard Asset prices, such securities may suffer a greater price decline. Each of the Series which invest in equity securities as part of their investment program may invest in Hard Asset Securities.

FUTURES AND OPTIONS -- The Series may utilize futures contracts and options on futures. The Series may also purchase call and put options and write call and put options on a "covered" basis. Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. A call option is "covered" if a Series owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are segregated by the Series' custodian). If a Series sells a covered call option, it receives a premium from the purchaser of the call option, which may provide additional income to the Series. The selling of covered call options may tend to reduce the volatility of a Series because the premiums received from selling the options will reduce any losses on the underlying securities by the amount of the premiums. However, selling covered call options will also limit a Series' gain, if any, on the underlying securities if the option is exercised by the purchaser. If a call option expires unexercised, the Series that wrote the option realizes a gain in the amount of the premium received. Those Series which invest in non-dollar denominated foreign securities may also engage in forward foreign currency transactions. The instruments listed above may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies, to manage exposure to changes in interest rates, and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Series' total return, and the potential loss from the use of futures can exceed the Series' initial investment in such contracts.

HYBRID INSTRUMENTS -- Certain hybrid instruments (which are derivatives) can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conservation terms of a security could be related to the market price of some commodity, currency or securities index. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity, and their use by a Series may not be successful.

SWAPS, CAPS, FLOORS AND COLLARS -- Interest rate and/or index swaps, and the purchase or sale of related caps, floors and collars are used primarily to preserve a return or spread on a particular investment or portion of its portfolio as a technique for managing the portfolio's duration (i.e. the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. To the extent a Series enters into these types of transactions, it will be done to hedge and not as a speculative investment, and the Series will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Series may be obligated to pay. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest on a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS -- The price of "when issued", "forward commitment" or "delayed delivery" securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Series purchases securities on this basis, there is a risk that the securities may not be delivered and that the Series may incur a loss.

CASH RESERVES -- Cash reserves maintained by a Series may include domestic, and for certain Series, foreign money market instruments as well as certificates of deposit, bank demand accounts and repurchase agreements. The Series may establish and maintain reserves as the Investment Manager or relevant sub-adviser believes is advisable to facilitate the Series' cash flow needs (e.g., redemptions, expenses and, purchases of portfolio securities) or for temporary, defensive purposes.

SHARES OF OTHER INVESTMENT VEHICLES -- A Series' investment in shares of other investment vehicles may not exceed immediately after purchase 10% of the Series' total assets and no more than 5% of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment vehicles has the effect of requiring shareholders to pay the operating expenses of two mutual funds. Each Series may invest in the shares of other investment vehicles.

BORROWING -- While the Series have no present intention of borrowing for investment purposes, the Series may borrow up to one-third of total assets for purposes of investment. Borrowings may be collateralized with Series assets. To the extent that a Series purchases securities while it has outstanding borrowings, it may be deemed to be using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Series' portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

SECURITIES LENDING -- For purposes of realizing additional income, the Series may lend their portfolio securities to certain borrowers. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.

PORTFOLIO TURNOVER -- Although the Series will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs.

STRUCTURED INVESTMENT VEHICLES ("SIVS") -- The Series may invest in structured investment vehicles ("SIVs"), which are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs often invest in asset-backed and mortgage-backed securities, which are subject to the risks described above. SIVs are often leveraged, and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

                         APPENDIX C- PERFORMANCE UPDATE

                                                                        Series Z
Performance Summary                                   (Alpha Opportunity Series)
June 30, 2008                                                        (unaudited)

Line Chart:
Series Z vs. S&P 500 Index
                   SBL Series Z $18,225       S&P 500 Index $13,981
7/7/03                       $10,000.00                  $10,000.00
12/03                        $11,833.00                  $11,169.00
6/04                         $12,288.00                  $11,554.00
12/04                        $13,321.00                  $12,385.00
6/05                         $13,090.00                  $12,284.00
12/05                        $14,207.00                  $12,993.00
6/06                         $15,266.00                  $13,344.00
12/06                        $16,072.00                  $15,045.00
6/07                         $18,271.00                  $16,092.00
12/07                        $18,996.00                  $15,871.00
6/08                         $18,225.00                  $13,981.00

                             $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series Z (Alpha Opportunity Series) on July 7, 2003 (date of inception), and reflects the fees and expenses of Series Z. The S&P 500 Index is a capitalization weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

-----------------------------------------------------------------
AVERAGE ANNUAL RETURNS
-----------------------------------------------------------------
 PERIOD ENDED 6-30-08(1)    1 YEAR    SINCE INCEPTION (7-7-03)
-----------------------------------------------------------------
         Series Z           (0.25%)            12.80%
-----------------------------------------------------------------

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------
PORTFOLIO COMPOSITION BY SECTOR*
--------------------------------------------------------
Consumer Discretionary                           1.29%
--------------------------------------------------------
Consumer Staples                                 1.98
--------------------------------------------------------
Energy                                           6.08
--------------------------------------------------------
Financials                                       1.89
--------------------------------------------------------
Health Care                                     (0.02)
--------------------------------------------------------
Industrials                                      7.62
--------------------------------------------------------
Information Technology                           2.88
--------------------------------------------------------
Materials                                        3.80
--------------------------------------------------------
Telecommunications                               0.13
--------------------------------------------------------
Utilities                                        1.09
--------------------------------------------------------
Exchange Traded funds                            4.27
--------------------------------------------------------
U.S. Governments Sponsored Agencies             37.98
--------------------------------------------------------
Repurchase Agreement                             2.43
--------------------------------------------------------
Other Assets in Excess of Liabilities           28.60
--------------------------------------------------------
Total Net Assets                               100.00%
                                            ============
--------------------------------------------------------
*Securities sold short are netted with long positions in common stocks in the appropriate sectors.

                       APPENDIX D - OWNERSHIP INFORMATION


As of the Record Date, to the knowledge of each Series, the name, address, and share ownership of persons who owned of record or beneficially 5% or more of the Series' outstanding shares are set forth below:

SERIES H (ENHANCED INDEX SERIES)

-------------------------------------------- ------------------------- ------------------------ -----------------------------------
                                                                                                  PERCENTAGE OF COMBINED SERIES
NAME AND ADDRESS OF SHAREHOLDER                 TYPE OF OWNERSHIP       PERCENTAGE OF SERIES        AFTER THE REORGANIZATION*
-------------------------------------------- ------------------------- ------------------------ -----------------------------------

-------------------------------------------- ------------------------- ------------------------ -----------------------------------

-------------------------------------------- ------------------------- ------------------------ -----------------------------------

-------------------------------------------- ------------------------- ------------------------ -----------------------------------

-------------------------------------------- ------------------------- ------------------------ -----------------------------------

-------------------------------------------- ------------------------- ------------------------ -----------------------------------

-------------------------------------------- ------------------------- ------------------------ -----------------------------------

-------------------------------------------- ------------------------- ------------------------ -----------------------------------

SERIES Z (ALPHA OPPORTUNITY SERIES)

-------------------------------------------- ------------------------- ------------------------ -----------------------------------
NAME AND ADDRESS OF SHAREHOLDER                 TYPE OF OWNERSHIP       PERCENTAGE OF SERIES      PERCENTAGE OF COMBINED SERIES
                                                                                                    AFTER THE REORGANIZATION*
-------------------------------------------- ------------------------- ------------------------ -----------------------------------

-------------------------------------------- ------------------------- ------------------------ -----------------------------------

-------------------------------------------- ------------------------- ------------------------ -----------------------------------

-------------------------------------------- ------------------------- ------------------------ -----------------------------------

-------------------------------------------- ------------------------- ------------------------ -----------------------------------

-------------------------------------------- ------------------------- ------------------------ -----------------------------------

-------------------------------------------- ------------------------- ------------------------ -----------------------------------

-------------------------------------------- ------------------------- ------------------------ -----------------------------------

---------------
* On a pro forma basis, assuming that the value of the shareholder's interest in the Series on the date of consummation of the Reorganization is the same as on the Record Date.

                                    SBL FUND
                           ONE SECURITY BENEFIT PLACE
                              TOPEKA, KS 66636-0001
                           (TOLL-FREE) 1-800-888-2461

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 14, 2008

The undersigned hereby appoint(s) Amy J. Lee, Donald A. Chubb, Jr. and Brenda M. Harwood, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of Series H (Enhanced Index Series) (the "Acquired Series") which the undersigned is entitled to vote at the Special Meeting of SBL Fund shareholders to be held at the executive offices of SBL Fund, One Security Benefit Place, Topeka, Kansas 66636, November 14, 2008 at 1:00 PM (Central time) and at any adjournment(s) or postponements thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. This proxy card will be voted as instructed. IF NO SPECIFICATION IS MADE, THE PROXY CARD WILL BE VOTED "FOR" PROPOSAL 1. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS.




                           -- FOLD AND DETACH HERE --

.................................................................................

                        SERIES H (ENHANCED INDEX SERIES)
                             (the "Acquired Series")
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 14, 2008

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope. Please indicate your vote by an "x" in the appropriate box below:

1. To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Acquired Series by Series Z (Alpha Opportunity Series) (the "Acquiring Series"), a series of SBL Fund, solely in exchange for shares of the Acquiring Series, followed by the complete liquidation of the Acquired Series.

               FOR            AGAINST         ABSTAIN

               | |              | |             | |

                                                        PLEASE VOTE BY       |X|
                                                        CHECKING THE
                                                        APPROPRIATE BOX
                                                        AS IN THIS EXAMPLE

                                                        Date: __________________

                                                        ________________________
                                                        Signature

This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement/prospectus that the proxy card accompanies.

                            PROXY VOTING INSTRUCTIONS


Your mailed proxy statement provides details on important issues relating to your Series. The Board of Directors of SBL Fund recommends that you vote "FOR" the proposal.

To make voting faster and more convenient for you, we are offering a variety of ways to vote your proxy. You may vote using the Internet or by telephone instead of completing and mailing the enclosed proxy card. The Internet and telephone are generally available 24 hours a day and your vote will be confirmed and posted immediately. Use whichever method is most convenient for you! If you choose to vote via the Internet or by phone, you should not mail your proxy card.

WAYS TO VOTE YOUR SHARES

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation.


Online         1.  Click on www.myproxyonline.com.
               2.  Enter the 12 digit control number.
               3.  Follow the instructions on the Web site.
               4.  Once you have voted, you do not need to mail your proxy card.

By Phone       1.  Call toll-free 1-866-628-9070.
               2.  Enter the 12 digit control number.
               3.  Follow the recorded instructions.
               4.  Once you have voted, you do not need to mail your proxy card.

By Mail Complete and sign your proxy card and mail it in the postage-paid envelope received with your shareholder mailing. To ensure your vote is validated properly, please sign your proxy card as described in the "Instructions for Signing Proxy Cards" section of your proxy materials.

In Person      The Shareholder Meeting will take place November 14, 2008, at
               1:00 PM, Central time, at the office of SBL Fund, located at One
               Security Benefit Place, Topeka, Kansas 66636.


                           -- FOLD AND DETACH HERE --
--------------------------------------------------------------------------------

                                   Questions?

We urge you to spend time reviewing your proxy statement and the proposal included in the package. Should you have any questions, we encourage you to call 1-866-304-2059 toll-free Monday through Friday from 9:30 a.m. to 10:00 p.m. Eastern time. We have retained The Altman Group to assist our shareholders in the voting process. If we have not received your proxy card as the date of the Special Meeting approaches, representatives from The Altman Group may call you to remind you to exercise your vote.


                 YOUR PROXY VOTE IS IMPORTANT! PLEASE VOTE TODAY



--------------------------------------------------------------------------------

                                     PART B

                                    SBL FUND

--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION

                                 October 1, 2008


--------------------------------------------------------------------------------


Acquisition of the Assets and
   Liabilities of:                      By and in Exchange for Shares of:
Series H (Enhanced Index Series)        Series Z (Alpha Opportunity Series)
One Security Benefit Place              One Security Benefit Place
Topeka, Kansas 66636-0001               Topeka, Kansas 66636-0001

This Statement of Additional Information is available to the shareholders of Series H in connection with a proposed transaction whereby all of the assets and liabilities of Series H will be transferred to Series Z in exchange for shares of Series Z.


This Statement of Additional Information of Series Z consists of this cover page, the accompanying pro forma financial statements and related notes, and the following documents, each of which were filed electronically with the Securities and Exchange Commission and are incorporated by reference herein:

1. The Statement of Additional Information for SBL Fund dated August 18, 2008 (File No. 002-59353); and

2. The Financial Statements of Series H and Series Z as included in SBL Fund's Annual Report filed for the fiscal year ended December 31, 2007 and Semi-Annual Report for the fiscal period ended June 30, 2008 (File No. 811-02753).

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated October 1, 2008 relating to the reorganization of Series H may be obtained, without charge, by writing to Security Investors, LLC, at One Security Benefit Place, Topeka, Kansas 66636-0001 or calling (800) 888-2461. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

                         PRO FORMA FINANCIAL STATEMENTS

In connection with a proposed transaction whereby all of the assets and liabilities of Series H (Enhanced Index Series) will be transferred to Series Z (Alpha Opportunity Series), in exchange for shares of Series Z, shown below are financial statements for each Series and Pro Forma Financial Statements for the combined Series, assuming the Reorganization is consummated, as of June 30, 2008. The first table presents Statements of Assets and Liabilities for each Series and estimated pro forma figures for the combined Series. The second table presents Statements of Operations for each Series and estimated pro forma figures for the combined Series. The third table presents Schedule of Investments for each Series and estimated pro forma figures for the combined Series. The tables are followed by Notes to the Pro Forma Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 2008                                                      SERIES H         SERIES Z        ADJUSTMENTS        PRO FORMA
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value(1)....................................      $64,096,627       $36,574,519  $           ---      $100,671,146
Cash........................................................              219        11,252,139              ---        11,252,358
Receivables:
   Fund shares sold.........................................          123,769           125,192              ---           248,961
   Securities sold..........................................              ---         4,289,371              ---         4,289,371
   Dividends................................................           95,068            13,493              ---           108,561
   Variation margin on futures..............................              825            16,775              ---            17,600
Prepaid expenses............................................            1,567               596              ---             2,163
                                                              ----------------------------------------------------------------------
Total assets................................................       64,318,075        52,272,085              ---       116,590,160
                                                              ----------------------------------------------------------------------

LIABILITIES:
Common stock sold short, at value(2)                                      ---         1,907,266              ---         1,907,266
Payable for:
   Securities purchased.....................................                          1,651,713              ---         1,651,713
   Fund shares redeemed.....................................           54,005            31,854              ---            85,859
   Dividends on short sales.................................              ---             1,462              ---             1,462
   Management fees..........................................           27,669           101,888              ---           129,557
   Administration fees......................................            6,757             7,196              ---            13,953
   Custodian fees...........................................            3,505               ---              ---             3,505
   Transfer agent/maintenance fees..........................            2,083             2,083              ---             4,166
   Director's fees..........................................            1,121               303              ---             1,424
   Professional fees........................................            9,685            11,003              ---            20,688
   Other....................................................            4,954               616              ---             5,570
                                                              ----------------------------------------------------------------------
Total liabilities...........................................          109,779         3,715,384              ---         3,825,163
                                                              ----------------------------------------------------------------------
NET ASSETS..................................................      $64,208,296       $48,556,701  $            ---     $112,764,997
                                                              ======================================================================

NET ASSETS CONSIST OF:
Paid in capital.............................................      $67,682,385       $44,256,214  $            ---     $111,938,599
Accumulated undistributed net investment income (loss)......        1,766,036          (254,716)             ---         1,511,320
Accumulated undistributed net realized gain (loss)
   on sale of investments...................................       (1,363,076)        6,404,194              ---         5,041,118
Net unrealized depreciation in value of investments.........       (3,877,049)       (1,848,991)             ---        (5,726,040)
                                                              ----------------------------------------------------------------------
Net Assets..................................................      $64,208,296       $48,556,701                       $112,764,997
                                                              ======================================================================

CLASS A:
Capital shares outstanding (unlimited number of shares
   authorized)..............................................        6,594,755         3,066,757        4,056,115         7,122,872
                                                              ------------------------------------
Net asset value per share (net assets divided by shares
   outstanding).............................................  $          9.74       $     15.83
                                                              ====================================

(1)Investments, at cost.....................................  $    67,917,149       $37,263,114                       $105,180,263
(2)Common stock sold short, at proceeds.....................  $           ---       $ 1,905,762                       $  1,905,762

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2008                             SERIES H          SERIES Z        ADJUSTMENTS        PRO FORMA
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends.................................................  $       735,713    $      99,468   $         ---      $      835,181
   Interest..................................................           10,523          264,674             ---             275,197
                                                               ---------------------------------------------------------------------
   Total investment income...................................          746,236          364,142             ---           1,110,378
                                                               ---------------------------------------------------------------------

EXPENSES:
   Management fees...........................................          266,023          570,511        (135,604) 4          700,930
   Custodian fees............................................            9,212           46,199          10,791  3           66,202
   Transfer agent/maintenance fees...........................           12,597           12,569         (12,667) 2           12,499
   Administration fees.......................................           35,858           36,416          16,473  1           88,747
   Directors' fees...........................................            2,169            1,268             ---               3,437
   Professional fees.........................................            6,486            8,842          (5,801) 2            9,527
   Reports to shareholders...................................            3,503            1,058             ---               4,561
   Other expenses............................................            2,231              820             ---               3,051
   Dividends on short sales..................................              ---           23,287          25,561  3           48,848
                                                               ---------------------------------------------------------------------
   Total expenses............................................          338,079          700,970        (101,247)            937,802
   Less:  Expenses waived....................................          (88,675)             ---          88,675  4              ---
          Earnings credits applied...........................              (20)         (43,432)            ---             (43,452)
                                                               ---------------------------------------------------------------------
   Net expenses..............................................          249,384          657,538         (12,572)            894,350
                                                               ---------------------------------------------------------------------
   Net investment income (loss)..............................          496,852         (293,396)         12,572             216,028
                                                               ---------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
   Investments...............................................       (3,504,941)       1,446,538             ---          (2,058,403)
   Securities sold short.....................................              ---          552,678             ---             552,678
   Foreign currency transactions.............................              ---               (1)            ---                  (1)
   Futures                                                            (100,773)      (1,909,766)            ---          (2,010,539)
                                                               ---------------------------------------------------------------------
   Net realized gain (loss)..................................       (3,605,714)          89,449             ---          (3,516,265)
                                                               ---------------------------------------------------------------------

Net unrealized depreciation during the period on:
   Investments...............................................       (7,156,978)        (780,562)            ---          (7,937,540)
   Securities sold short.....................................              ---         (115,617)            ---            (115,617)
   Futures                                                             (41,115)        (819,899)            ---            (861,014)
                                                               ---------------------------------------------------------------------
   Net unrealized depreciation...............................       (7,198,093)      (1,716,078)            ---          (8,914,171)
                                                               ---------------------------------------------------------------------
   Net loss..................................................      (10,803,807)      (1,626,629)            ---         (12,430,436)
                                                               ---------------------------------------------------------------------
   Net increase (decrease) in net
      assets resulting from operations.......................     $(10,306,955)     $(1,920,025)     $   12,572        $(12,214,408)
                                                               =====================================================================

(1)  Based on contract in effect for the surviving fund
(2) Decrease due to the elimination of duplicative expenses achieved by merging the funds
(3)  Adjustment due to increase in activity by merging the funds.
(4)  Based on new contractual agreement that is effective August 15, 2008.

                                                      PRO FORMA COMBINING
                                            SCHEDULE OF INVESTMENTS (UNAUDITED)(3)
                                                         JUNE 30, 2008
------------------------------------------------------------------------------------------------------------------------------------
    NUMBER        NUMBER       NUMBER
  OF SHARES     OF SHARES    OF SHARES                                                     VALUE           VALUE           VALUE
   SERIES H      SERIES Z      TOTAL                                                      SERIES H       SERIES Z          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                         COMMON STOCKS - 71.0%
------------------------------------------------------------------------------------------------------------------------------------
                                         ADVERTISING - 0.2%
      4,800            ---        4,800  Omnicom Group, Inc..........................     $   215,424    $       ---    $    215,424
                                                                                       ---------------------------------------------

                                         AEROSPACE & DEFENSE - 1.8%
      3,971            ---        3,971  Boeing Company..............................         260,974            ---         260,974
      2,300            ---        2,300  General Dynamics Corporation................         193,660            ---         193,660
        ---          1,419        1,419  Hexcel Corporation*.........................             ---         27,387          27,387
      1,300            ---        1,300  Honeywell International, Inc................          65,364            ---          65,364
      3,000            ---        3,000  L-3 Communications Holdings, Inc............         272,610            ---         272,610
      4,047            ---        4,047  Lockheed Martin Corporation.................         399,277            ---         399,277
      5,322            ---        5,322  Northrop Grumman Corporation................         356,042            ---         356,042
      6,100            ---        6,100  Raytheon Company............................         343,308            ---         343,308
      2,365            ---        2,365  United Technologies Corporation.............         145,920            ---         145,920
                                                                                       ---------------------------------------------
                                                                                            2,037,155         27,387       2,064,542
                                                                                       ---------------------------------------------

                                         AGRICULTURAL PRODUCTS - 0.9%
      9,900            ---        9,900  Archer-Daniels-Midland Company..............         334,125            ---         334,125
        ---          6,381        6,381  Bunge, Ltd.(1)..............................             ---        687,170         687,170
        ---            321          321  Fresh Del Monte Produce, Inc.*..............             ---          7,566           7,566
                                                                                       ---------------------------------------------
                                                                                              334,125        694,736       1,028,861
                                                                                       ---------------------------------------------

                                         AIR FREIGHTS & LOGISTICS - 0.3%
      2,000            ---        2,000  CH Robinson Worldwide, Inc..................         109,680            ---         109,680
        500            ---          500  FedEx Corporation...........................          39,395            ---          39,395
      2,493            ---        2,493  United Parcel Services, Inc. (Cl.B).........         153,245            ---         153,245
                                                                                       ---------------------------------------------
                                                                                              302,320            ---         302,320
                                                                                       ---------------------------------------------

                                         AIRLINES - 0.2%
      8,300         12,958       21,258  Southwest Airlines Company..................         108,232        168,972         277,204
                                                                                       ---------------------------------------------

                                         ALUMINUM - 0.1%
        300          2,635        2,935  Alcoa, Inc..................................          10,686         93,859         104,545
                                                                                       ---------------------------------------------

                                         APPAREL RETAIL - 0.6%
     16,000                      16,000  Gap, Inc....................................         266,720            ---         266,720
        ---          8,474        8,474  Ross Stores, Inc............................             ---        300,997         300,997
        ---          4,655        4,655  Urban Outfitters, Inc.*.....................             ---        145,189         145,189
                                                                                       ---------------------------------------------
                                                                                              266,720        446,186         712,906
                                                                                       ---------------------------------------------

                                         APPAREL, ACCESSORIES & LUXURY GOODS - 0.4%
      1,200            ---        1,200  Jones Apparel Group, Inc....................          16,500            ---          16,500
        ---          4,845        4,845  Polo Ralph Lauren Corporation...............             ---        304,169         304,169
      2,400            ---        2,400  V.F. Corporation............................         170,832            ---         170,832
                                                                                       ---------------------------------------------
                                                                                              187,332        304,169         491,501
                                                                                       ---------------------------------------------

                                         APPLICATION SOFTWARE - 0.8%
      5,600            ---        5,600  Adobe Systems, Inc.*........................         220,584            ---         220,584
        200            ---          200  Autodesk, Inc.*.............................           6,762            ---           6,762
     17,800            ---       17,800  Compuware Corporation*......................         169,812            ---         169,812
        ---          4,655        4,655  Salesforce.com, Inc.*.......................             ---        317,611         317,611
        ---          1,349        1,349  SAP AG ADR..................................             ---         70,296          70,296
        ---          2,605        2,605  Synopsys, Inc.*.............................             ---         62,286          62,286
                                                                                       ---------------------------------------------
                                                                                              397,158        450,193         847,351
                                                                                       ---------------------------------------------

                                       4

                                                      PRO FORMA COMBINING
                                            SCHEDULE OF INVESTMENTS (UNAUDITED)(3)
                                                         JUNE 30, 2008
------------------------------------------------------------------------------------------------------------------------------------
    NUMBER        NUMBER       NUMBER
  OF SHARES     OF SHARES    OF SHARES                                                     VALUE           VALUE           VALUE
   SERIES H      SERIES Z      TOTAL                                                      SERIES H       SERIES Z          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                         ASSET MANAGEMENT & CUSTODY BANKS - 0.3%
      9,455            ---        9,455  Bank of New York Mellon Corporation.........         357,683            ---         357,683
                                                                                       ---------------------------------------------

                                         AUTOMOBILE MANUFACTURERS - 0.0%
     11,026            ---       11,026  Ford Motor Company*.........................          53,035            ---          53,035
                                                                                       ---------------------------------------------

                                         AUTOMOTIVE RETAIL - 0.1%
      1,200            ---        1,200  Autozone, Inc.*.............................         145,212            ---         145,212
                                                                                       ---------------------------------------------

                                         BIOTECHNOLOGY - 1.0%
      7,442            ---        7,442  Amgen, Inc.*................................         350,965            ---         350,965
        900            ---          900  Biogen Idec, Inc.*..........................          50,301            ---          50,301
                     1,976        1,976  BioMarin Pharmaceutical, Inc.*..............             ---         57,264          57,264
      8,500          3,150       11,650  Gilead Sciences, Inc.*......................         450,075        166,793         616,868
                                                                                       ---------------------------------------------
                                                                                              851,341        224,057       1,075,398
                                                                                       ---------------------------------------------

                                         BREWERS - 0.2%
      2,100            ---        2,100  Anheuser-Busch Companies, Inc...............         130,452            ---         130,452
      2,500            ---        2,500  Molson Coors Brewing Company................         135,825            ---         135,825
                                                                                       ---------------------------------------------
                                                                                              266,277            ---         266,277
                                                                                       ---------------------------------------------

                                         BROADCASTING & CABLE TV - 0.3%
      8,900            ---        8,900  CBS Corporation (Cl.B)......................         173,461            ---         173,461
      6,936            ---        6,936  Comcast Corporation.........................         131,576            ---         131,576
                                                                                       ---------------------------------------------
                                                                                              305,037            ---         305,037
                                                                                       ---------------------------------------------

                                         BUILDING PRODUCTS - 0.2%
        ---          8,645        8,645  Owens Corning, Inc.*........................             ---        196,674         196,674
                                                                                       ---------------------------------------------

                                         COMMERCIAL PRINTING - 0.0%
        500            ---          500  RR Donnelley & Sons Company.................          14,845            ---          14,845
                                                                                       ---------------------------------------------

                                         COMMODITY CHEMICALS - 0.0%
        ---          1,213        1,213  Braskem S.A. ADR............................             ---         19,250          19,250
                                                                                       ---------------------------------------------


                                         COMMUNICATIONS EQUIPMENT - 1.3%
      1,400            ---        1,400  Ciena Corporation*..........................          32,438            ---          32,438
     27,883            ---       27,883  Cisco Systems, Inc.*........................         648,558            ---         648,558
      6,900            ---        6,900  Corning, Inc................................         159,045            ---         159,045
      5,600            ---        5,600  JDS Uniphase Corporation*...................          63,616            ---          63,616
      1,900            ---        1,900  Juniper Networks, Inc.*.....................          42,142            ---          42,142
      2,000            ---        2,000  Motorola, Inc...............................          14,680            ---          14,680
      7,524          2,660       10,184  Qualcomm, Inc...............................         333,840        118,024         451,864
                                                                                       ---------------------------------------------
                                                                                            1,294,319        118,024       1,412,343
                                                                                       ---------------------------------------------

                                         COMPUTER & ELECTRONICS RETAIL - 0.4%
      7,700            ---        7,700  Best Buy Company, Inc.......................         304,920            ---         304,920
     13,000            ---       13,000  RadioShack Corporation......................         159,510            ---         159,510
                                                                                       ---------------------------------------------
                                                                                              464,430            ---         464,430
                                                                                       ---------------------------------------------

                                         COMPUTER HARDWARE - 2.6%
      4,146            ---        4,146  Apple, Inc.*................................         694,206            ---         694,206
     13,776            ---       13,776  Dell, Inc.*.................................         301,419            ---         301,419
     18,936            ---       18,936  Hewlett-Packard Company.....................         837,161            ---         837,161
      8,816            ---        8,816  International Business Machines Corporation.       1,044,960            ---       1,044,960
                                                                                       ---------------------------------------------
                                                                                            2,877,746            ---       2,877,746
                                                                                       ---------------------------------------------

                                       5

                                                      PRO FORMA COMBINING
                                            SCHEDULE OF INVESTMENTS (UNAUDITED)(3)
                                                         JUNE 30, 2008
------------------------------------------------------------------------------------------------------------------------------------
    NUMBER        NUMBER       NUMBER
  OF SHARES     OF SHARES    OF SHARES                                                     VALUE           VALUE           VALUE
   SERIES H      SERIES Z      TOTAL                                                      SERIES H       SERIES Z          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                         COMPUTER STORAGE & PERIPHERALS - 0.6%
      6,300                       6,300  Lexmark International, Inc.*................         210,609            ---         210,609
     15,100                      15,100  Qlogic Corporation*.........................         220,309            ---         220,309
        ---          6,972        6,972  Western Digital Corporation*................             ---        240,743         240,743
                                                                                       ---------------------------------------------
                                                                                              430,918        240,743         671,661
                                                                                       ---------------------------------------------

                                         CONSTRUCTION & ENGINEERING - 1.2%
        ---            602          602  Empresas ICA SAB de CV ADR*.................             ---         14,954          14,954
        400                         400  Fluor Corporation...........................          74,432            ---          74,432
        ---          5,959        5,959  Foster Wheeler, Ltd.*.......................             ---        435,901         435,901
        ---          2,660        2,660  Jacobs Engineering Group, Inc.*.............             ---        214,662         214,662
        ---          6,393        6,393  KBR, Inc....................................             ---        223,179         223,179
        ---          4,631        4,631  Quanta Services, Inc.*......................             ---        154,073         154,073
       ----          3,154        3,154  Shaw Group, Inc.*...........................             ---        194,886         194,886
                                                                                       ---------------------------------------------
                                                                                               74,432      1,237,655       1,312,087
                                                                                       ---------------------------------------------

                                         CONSTRUCTION & FARM MACHINERY &
                                            HEAVY TRUCKS - 0.4%
        394            ---          394  Caterpillar, Inc............................          29,085            ---          29,085
        800            ---          800  Cummins, Inc................................          52,416            ---          52,416
        ---          3,325        3,325  Joy Global, Inc.............................             ---        252,135         252,135
        ---          1,235        1,235  Kubota Corporation ADR......................             ---         44,200          44,200
        200            ---          200  Manitowoc Company, Inc......................           6,506            ---           6,506
      2,000            ---        2,000  Terex Corporation*..........................         102,740            ---         102,740
                                                                                       ---------------------------------------------
                                                                                              190,747        296,335         487,082
                                                                                       ---------------------------------------------

                                         CONSTRUCTION MATERIALS - 0.2%
        ---          3,667        3,667  Texas Industries, Inc.......................             ---        205,829         205,829
                                                                                       ---------------------------------------------

                                         CONSUMER ELECTRONICS - 0.2%
                                         Matsushita Electric Industrial Company, Ltd.
        ---          4,971        4,971     ADR......................................             ---        106,479         106,479
        ---          1,615        1,615  Sony Corporation ADR........................             ---         70,640          70,640
                                                                                       ---------------------------------------------
                                                                                                  ---        177,119         177,119
                                                                                       ---------------------------------------------

                                         CONSUMER FINANCE - 0.3%
      6,262            ---        6,262  American Express Company....................         235,889            ---         235,889
      3,200            ---        3,200  Capital One Financial Corporation...........         121,632            ---         121,632
      1,246            ---        1,246  Discover Financial Services.................          16,410            ---          16,410
                                                                                       ---------------------------------------------
                                                                                              373,931            ---         373,931
                                                                                       ---------------------------------------------

                                         DATA PROCESSING & OUTSOURCED SERVICES - 0.4%
      5,100            ---        5,100  Affiliated Computer Services, Inc.*.........         272,799            ---         272,799
      4,500            ---        4,500  Total System Services, Inc.*................          99,990            ---          99,990
      4,600            ---        4,600  Western Union Company.......................         113,712            ---         113,712
                                                                                       ---------------------------------------------
                                                                                              486,501            ---         486,501
                                                                                       ---------------------------------------------

                                         DEPARTMENT STORES - 0.2%
      9,400            ---        9,400  Macy's, Inc.................................         182,548            ---         182,548
                                                                                       ---------------------------------------------

                                         DISTILLERS & VINTNERS - 0.1%
      1,700            ---        1,700  Brown-Forman Corporation....................         128,469            ---         128,469
                                                                                       ---------------------------------------------

                                       6

                                                      PRO FORMA COMBINING
                                            SCHEDULE OF INVESTMENTS (UNAUDITED)(3)
                                                         JUNE 30, 2008
------------------------------------------------------------------------------------------------------------------------------------
    NUMBER        NUMBER       NUMBER
  OF SHARES     OF SHARES    OF SHARES                                                     VALUE           VALUE           VALUE
   SERIES H      SERIES Z      TOTAL                                                      SERIES H       SERIES Z          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                         DIVERSIFIED BANKS - 1.2%
        ---            783          783  Banco Santander Chile S.A. ADR..............             ---         33,677          33,677
        ---          6,598        6,598  Mizuho Financial Group, Inc. ADR............             ---         61,164          61,164
        ---          5,555        5,555  New York Community Bancorp, Inc.*...........             ---         99,101          99,101
      2,525         20,708       23,233  U.S. Bancorp(1).............................          70,422        577,546         647,968
     17,428            ---       17,428  Wachovia Corporation........................         270,657            ---         270,657
     11,738            ---       11,738  Wells Fargo & Company.......................         278,778            ---         278,778
                                                                                       ---------------------------------------------
                                                                                              619,857        771,488       1,391,345
                                                                                       ---------------------------------------------

                                         DIVERSIFIED CHEMICALS - 0.7%
     11,289            ---       11,289  Dow Chemical Company........................         394,099            ---         394,099
      9,800            ---        9,800  E.I. Du Pont de Nemours & Company...........         420,322            ---         420,322
        200            ---          200  PPG Industries, Inc.........................          11,474            ---          11,474
                                                                                       ---------------------------------------------
                                                                                              825,895            ---         825,895
                                                                                       ---------------------------------------------

                                         DIVERSIFIED METALS & MINING - 1.2%
      4,200          2,665        6,865  Freeport McMoRan Copper & Gold, Inc. (Cl.B).         492,198        312,311         804,509
        ---            548          548  Southern Cooper Corporation.................             ---         58,433          58,433
        ---          9,264        9,264  Teck Cominco, Ltd. (Cl.B)...................             ---        444,209         444,209
                                                                                       ---------------------------------------------
                                                                                              492,198        814,953       1,307,151
                                                                                       ---------------------------------------------

                                         DRUG RETAIL - 0.5%
     13,600            ---       13,600  CVS Caremark Corporation....................         538,152            ---         538,152
                                                                                       ---------------------------------------------

                                         ELECTRIC UTILITIES - 1.6%
     20,700            ---       20,700  Duke Energy Corporation.....................         359,766            ---         359,766
      6,578            ---        6,578  Edison International........................         337,978            ---         337,978
      3,300            ---        3,300  Entergy Corporation.........................         397,584            ---         397,584
      1,000          1,653        2,653  Exelon Corporation..........................          89,960        148,704         238,664
     10,300            ---       10,300  Pepco Holdings, Inc.........................         264,195            ---         264,195
      6,400            ---        6,400  Southern Company............................         223,488            ---         223,488
                                                                                       ---------------------------------------------
                                                                                            1,672,971        148,704       1,821,675
                                                                                       ---------------------------------------------

                                         ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
      6,200            ---        6,200  Cooper Industries, Ltd......................         244,900            ---         244,900
      5,700          1,605        7,305  Emerson Electric Company....................         281,865         79,367         361,232
        ---            988          988  Powell Industries, Inc.*....................             ---         49,805          49,805
        ---          3,524        3,524  Roper Industries, Inc.......................             ---        232,161         232,161
        ---          3,800        3,800  Solarfun Power Holdings Company, Ltd. ADR*..             ---         66,500          66,500
                                                                                       ---------------------------------------------
                                                                                              526,765        427,833         954,598
                                                                                       ---------------------------------------------

                                         ELECTRONIC EQUIPMENT MANUFACTURERS - 0.3%
      4,000            ---        4,000  Agilent Technologies, Inc.*.................         142,160            ---         142,160
        ---          2,033        2,033  Itron, Inc.*................................             ---        199,945         199,945
                                                                                       ---------------------------------------------
                                                                                              142,160        199,945         342,105
                                                                                       ---------------------------------------------

                                         ELECTRONIC MANUFACTURING SERVICES - 0.3%
      9,346            ---        9,346  Tyco Electronics, Ltd.......................         334,774            ---         334,774
                                                                                       ---------------------------------------------

                                         ENVIRONMENTAL & FACILITIES SERVICES - 0.2%
     16,700            ---       16,700  Allied Waste Industries, Inc.*..............         210,754            ---         210,754
                                                                                       ---------------------------------------------

                                       7

                                                      PRO FORMA COMBINING
                                            SCHEDULE OF INVESTMENTS (UNAUDITED)(3)
                                                         JUNE 30, 2008
------------------------------------------------------------------------------------------------------------------------------------
    NUMBER        NUMBER       NUMBER
  OF SHARES     OF SHARES    OF SHARES                                                     VALUE           VALUE           VALUE
   SERIES H      SERIES Z      TOTAL                                                      SERIES H       SERIES Z          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                         EXCHANGE TRADED FUNDS - 2.3%
        ---         15,413       15,413  Claymore....................................             ---        295,776         295,776
        ---          2,375        2,375  iShares MSCI Hong Kong Index Fund...........             ---         40,209          40,209
        ---          4,655        4,655  iShares Silver Trust*(1)....................             ---        803,127         803,127
        ---          7,480        7,480  Market Vectors Agribusiness ETF*(1).........             ---        460,992         460,992
        ---          3,277        3,277  Market Vectors Steel Index Fund.............             ---        346,969         346,969
        ---          8,660        8,660  Powershares QQQ.............................             ---        391,172         391,172
        ---          3,325        3,325  SPDR Gold Trust*............................             ---        303,905         303,905
                                                                                       ---------------------------------------------
                                                                                                  ---      2,642,150       2,642,150
                                                                                       ---------------------------------------------

                                         FERTILIZERS & AGRICULTURAL CHEMICALS - 0.5%
      4,000            ---        4,000  Monsanto Company............................         505,760            ---         505,760
                                                                                       ---------------------------------------------

                                         FOOD DISTRIBUTORS - 0.2%
      8,300            ---        8,300  SYSCO Corporation...........................         228,333            ---         228,333
                                                                                       ---------------------------------------------

                                         FOOD RETAIL - 0.3%
     10,200            ---       10,200  Safeway, Inc................................         291,210            ---         291,210
                                                                                       ---------------------------------------------

                                         FOOTWEAR - 0.1%
      2,400            ---        2,400  Nike, Inc. (Cl.B)...........................         143,064            ---         143,064
                                                                                       ---------------------------------------------

                                         GENERAL MERCHANDISE STORES - 0.3%
      7,100            ---        7,100  Big Lots, Inc.*.............................         221,804            ---         221,804
      5,700            ---        5,700  Family Dollar Stores, Inc...................         113,658            ---         113,658
                                                                                       ---------------------------------------------
                                                                                              335,462            ---         335,462
                                                                                       ---------------------------------------------

                                         HEALTH CARE DISTRIBUTORS - 0.1%
      1,584            ---        1,584  AmerisourceBergen Corporation...............          63,344            ---          63,344
        900            ---          900  Cardinal Health, Inc........................          46,422            ---          46,422
        800            ---          800  McKesson Corporation........................          44,728            ---          44,728
                                                                                       ---------------------------------------------
                                                                                              154,494            ---         154,494
                                                                                       ---------------------------------------------

                                         HEALTH CARE EQUIPMENT - 1.1%
      4,400            ---        4,400  Baxter International, Inc...................         281,336            ---         281,336
     23,800            ---       23,800  Boston Scientific Corporation*..............         292,502            ---         292,502
        800            ---          800  CR Bard, Inc................................          70,360            ---          70,360
     10,825            ---       10,825  Medtronic, Inc..............................         560,194            ---         560,194
                                                                                       ---------------------------------------------
                                                                                            1,204,392            ---       1,204,392
                                                                                       ---------------------------------------------

                                         HEALTH CARE SERVICES - 0.3%
      3,000            ---        3,000  Express Scripts, Inc.*......................         188,160            ---         188,160
        900            ---          900  Laboratory Corporation of America Holdings*.          62,667            ---          62,667
        900            ---          900  Medco Health Solutions, Inc.*...............          42,480            ---          42,480
                                                                                       ---------------------------------------------
                                                                                              293,307            ---         293,307
                                                                                       ---------------------------------------------

                                         HEALTH CARE TECHNOLOGY - 0.1%
      4,100            ---        4,100  IMS Health, Inc.............................          95,530            ---          95,530
                                                                                       ---------------------------------------------

                                         HEAVY ELECTRICAL EQUIPMENT - 0.1%
        ---          4,750        4,750  ABB, Ltd. ADR*..............................             ---        134,520         134,520
                                                                                       ---------------------------------------------

                                         HOME ENTERTAINMENT SOFTWARE - 0.0%
        ---          1,225        1,225  Shanda Interactive Entertainment, Ltd. ADR*.             ---         33,259          33,259
                                                                                       ---------------------------------------------


                                       8

                                                      PRO FORMA COMBINING
                                            SCHEDULE OF INVESTMENTS (UNAUDITED)(3)
                                                         JUNE 30, 2008
------------------------------------------------------------------------------------------------------------------------------------
    NUMBER        NUMBER       NUMBER
  OF SHARES     OF SHARES    OF SHARES                                                     VALUE           VALUE           VALUE
   SERIES H      SERIES Z      TOTAL                                                      SERIES H       SERIES Z          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                         HOME IMPROVEMENT RETAIL - 0.1%
      3,276            ---        3,276  Home Depot, Inc.............................          76,724            ---          76,724
        800            ---          800  Sherwin-Williams Company....................          36,744            ---          36,744
                                                                                       ---------------------------------------------
                                                                                              113,468            ---         113,468
                                                                                       ---------------------------------------------

                                         HOMEBUILDING - 0.3%
      4,100            ---        4,100  Centex Corporation..........................          54,817            ---          54,817
      7,400            ---        7,400  DR Horton, Inc..............................          80,290            ---          80,290
      1,800            ---        1,800  KB Home.....................................          30,474            ---          30,474
      9,100            ---        9,100  Lennar Corporation..........................         112,294            ---         112,294
      2,100            ---        2,100  Pulte Homes, Inc............................          20,223            ---          20,223
                                                                                       ---------------------------------------------
                                                                                              298,098            ---         298,098
                                                                                       ---------------------------------------------

                                         HOTELS, RESORTS & CRUISE LINES - 0.0%
        600            ---          600  Carnival Corporation........................          19,776            ---          19,776
                                                                                       ---------------------------------------------

                                         HOUSEHOLD APPLIANCES - 0.1%
      3,200            ---        3,200  Stanley Works...............................         143,456            ---         143,456
                                                                                       ---------------------------------------------

                                         HOUSEHOLD PRODUCTS - 1.4%
      3,500            ---        3,500  Clorox Company..............................         182,700            ---         182,700
      2,300            ---        2,300  Kimberly-Clark Corporation..................         137,494            ---         137,494
     20,729            ---       20,729  Procter & Gamble Company....................       1,260,530            ---       1,260,530
                                                                                       ---------------------------------------------
                                                                                            1,580,724            ---       1,580,724
                                                                                       ---------------------------------------------

                                         HUMAN RESOURCES & EMPLOYMENT SERVICES - 0.2%
      7,300            ---        7,300  Robert Half International, Inc..............         174,981            ---         174,981
                                                                                       ---------------------------------------------

                                         HYPERMARKETS & SUPER CENTERS - 1.1%
        ---          5,947        5,947  BJ's Wholesale Club, Inc.*..................             ---        230,149         230,149
     17,213            ---       17,213  Wal-Mart Stores, Inc........................         967,371            ---         967,371
                                                                                       ---------------------------------------------
                                                                                              967,371        230,149       1,197,520
                                                                                       ---------------------------------------------

                                         INDEPENDENT POWER PRODUCERS &
                                            ENERGY TRADERS - 0.6%
     17,100         22,521       39,621  Dynegy, Inc.*...............................         146,205        192,554         338,759
        ---          2,660        2,660  Mirant Corporation*.........................             ---        104,139         104,139
        ---          1,029        1,029  NRG Energy, Inc.*...........................             ---         44,144          44,144
        ---          4,392        4,392  Ormat Technologies, Inc.....................             ---        215,999         215,999
                                                                                       ---------------------------------------------
                                                                                              146,205        556,836         703,041
                                                                                       ---------------------------------------------

                                         INDUSTRIAL CONGLOMERATES - 1.8%
        976            ---          976  3M Company..................................          67,920            ---          67,920
     53,169            ---       53,169  General Electric Company....................       1,419,080            ---       1,419,080
        ---          4,798        4,798  Otter Tail Corporation......................             ---        186,306         186,306
      8,200            ---        8,200  Tyco International, Ltd.....................         328,328            ---         328,328
                                                                                       ---------------------------------------------
                                                                                            1,815,328        186,306       2,001,634
                                                                                       ---------------------------------------------

                                         INDUSTRIAL MACHINERY - 1.8%
      5,600          5,390       10,990  Dover Corporation...........................         270,872        260,714         531,586
      1,600          1,605        3,205  Eaton Corporation...........................         135,952        136,377         272,329
        ---            988          988  Flowserve Corporation.......................             ---        135,059         135,059
        ---          2,565        2,565  Harsco Corporation..........................             ---        139,562         139,562
      7,000            ---        7,000  Illinois Tool Works, Inc....................         332,570            ---         332,570
      2,600            ---        2,600  Ingersoll-Rand Company, Ltd.................          97,318            ---          97,318
      4,200            ---        4,200  Parker Hannifin Corporation.................         299,544            ---         299,544

                                       9

                                                      PRO FORMA COMBINING
                                            SCHEDULE OF INVESTMENTS (UNAUDITED)(3)
                                                         JUNE 30, 2008
------------------------------------------------------------------------------------------------------------------------------------
    NUMBER        NUMBER       NUMBER
  OF SHARES     OF SHARES    OF SHARES                                                     VALUE           VALUE           VALUE
   SERIES H      SERIES Z      TOTAL                                                      SERIES H       SERIES Z          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
        ---          5,320        5,320  Timken Company..............................             ---        175,241         175,241
                                                                                       ---------------------------------------------
                                                                                            1,136,256        846,953       1,983,209
                                                                                       ---------------------------------------------

                                         INSURANCE BROKERS - 0.1%
      1,900            ---        1,900  Marsh & McLennan Companies, Inc.............          50,445            ---          50,445
                                                                                       ---------------------------------------------

                                         INTEGRATED OIL & GAS - 6.9%
     13,968            ---       13,968  Chevron Corporation.........................       1,384,648            ---       1,384,648
     11,217            ---       11,217  ConocoPhillips..............................       1,058,773            ---       1,058,773
     32,541            ---       32,541  Exon Mobil Corporation(1)...................       2,867,838            ---       2,867,838
      1,500          3,964        5,464  Hess Corporation(1).........................         189,285        500,217         689,502
      7,400                       7,400  Occidental Petroleum Corporation............         664,964            ---         664,964
        ---         14,243       14,243  Petroleo Brasileiro S.A. ADR(1).............             ---      1,008,832       1,008,832
        ---          1,995        1,995  Suncor Energy, Inc..........................             ---        115,949         115,949
                                                                                       ---------------------------------------------
                                                                                            6,165,508      1,624,998       7,790,506
                                                                                       ---------------------------------------------

                                         INTEGRATED TELECOMMUNICATION SERVICES - 1.7%
     27,582            ---       27,582  AT&T, Inc...................................         929,237            ---         929,237
      7,400            ---        7,400  CenturyTel, Inc.............................         263,366            ---         263,366
        900            ---          900  Embarq Corporation..........................          42,543            ---          42,543
        ---          1,470        1,470  Telefonos de Mexico SAB de CV ADR...........             ---         34,810          34,810
      9,642            ---        9,642  Verizon Communications, Inc.................         341,327            ---         341,327
     20,900            ---       20,900  Windstream Corporation......................         257,906            ---         257,906
                                                                                       ---------------------------------------------
                                                                                            1,834,379         34,810       1,869,189
                                                                                       ---------------------------------------------

                                         INTERNET RETAIL - 0.3%
      1,600            ---        1,600  Amazon.com, Inc.*...........................         117,328            ---         117,328
      4,600            ---        4,600  Expedia, Inc.*..............................          84,548            ---          84,548
      5,300            ---        5,300  IAC*........................................         102,184            ---         102,184
                                                                                       ---------------------------------------------
                                                                                              304,060            ---         304,060
                                                                                       ---------------------------------------------

                                         INTERNET SOFTWARE & SERVICES - 1.1%
      5,600            ---        5,600  eBay, Inc.*.................................         153,048            ---         153,048
        ---          1,996        1,996  GigaMedia, Ltd.*............................             ---         23,812          23,812
      1,175            ---        1,175  Google, Inc.*...............................         618,543            ---         618,543
        ---          1,605        1,605  j2 Global Communications, Inc.*.............             ---         36,915          36,915
        ---          4,258        4,258  Open Text Corporation*......................             ---        136,682         136,682
        ---          1,840        1,840  Sina Corporation*...........................             ---         78,292          78,292
      9,074            ---        9,074  Yahoo!, Inc.*...............................         187,469            ---         187,469
                                                                                       ---------------------------------------------
                                                                                              959,060        275,701       1,234,761
                                                                                       ---------------------------------------------

                                         INVESTMENT BANKING & BROKERAGE - 0.9%
     14,500            ---       14,500  Charles Schwab Corporation..................         297,830            ---         297,830
      3,536            ---        3,536  Goldman Sachs Group, Inc....................         618,446            ---         618,446
      4,300            ---        4,300  Lehman Brothers Holdings, Inc...............          85,183            ---          85,183
      1,053            ---        1,053  Merrill Lynch & Company, Inc................          33,391            ---          33,391
                                                                                       ---------------------------------------------
                                                                                            1,034,850            ---       1,034,850
                                                                                       ---------------------------------------------

                                         IT CONSULTING & OTHER SERVICES - 0.0%
        ---          1,972        1,972  Wipro, Ltd. ADR.............................             ---         24,019          24,019
                                                                                       ---------------------------------------------

                                         LEISURE PRODUCTS - 0.1%
      3,300            ---        3,300  Hasbro, Inc.................................         117,876            ---         117,876
                                                                                       ---------------------------------------------

                                         LIFE & HEALTH INSURANCE - 0.7%
      7,864            ---        7,864  MetLife, Inc................................         414,983            ---         414,983
      5,700            ---        5,700  Prudential Financial, Inc...................         340,518            ---         340,518
                                                                                       ---------------------------------------------
                                                                                              755,501            ---         755,501
                                                                                       ---------------------------------------------

                                       10

                                                      PRO FORMA COMBINING
                                            SCHEDULE OF INVESTMENTS (UNAUDITED)(3)
                                                         JUNE 30, 2008
------------------------------------------------------------------------------------------------------------------------------------
    NUMBER        NUMBER       NUMBER
  OF SHARES     OF SHARES    OF SHARES                                                     VALUE           VALUE           VALUE
   SERIES H      SERIES Z      TOTAL                                                      SERIES H       SERIES Z          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                         LIFE SCIENCES TOOLS & SERVICES - 0.3%
                                         Applera Corporation - Applied
      6,900            ---        6,900     Biosystems Group.........................         231,012            ---         231,012
      2,500            ---        2,500  Thermo Fisher Scientific, Inc.*.............         139,325            ---         139,325
                                                                                       ---------------------------------------------
                                                                                              370,337            ---         370,337
                                                                                       ---------------------------------------------

                                         MANAGED HEALTH CARE - 0.5%
      6,200            ---        6,200  Aetna, Inc..................................         251,286            ---         251,286
      4,200            ---        4,200  Cigna Corporation...........................         148,638            ---         148,638
      4,620            ---        4,620  UnitedHealth Group, Inc.....................         121,275            ---         121,275
      1,684            ---        1,684  WellPoint, Inc.*............................          80,259            ---          80,259
                                                                                       ---------------------------------------------
                                                                                              601,458            ---         601,458
                                                                                       ---------------------------------------------

                                         METAL & GLASS CONTAINERS - 0.2%
        ---          7,979        7,979  Crown Holdings, Inc.*.......................             ---        207,374         207,374
                                                                                       ---------------------------------------------

                                         MOVIES & ENTERTAINMENT - 1.4%
     16,794            ---       16,794  News Corporation............................         252,582            ---         252,582
     35,758            ---       35,758  Time Warner, Inc............................         529,218            ---         529,218
      8,300            ---        8,300  Viacom, Inc. (Cl.B)*........................         253,482            ---         253,482
     18,222            ---       18,222  Walt Disney Company.........................         568,527            ---         568,527
                                                                                       ---------------------------------------------
                                                                                            1,603,809            ---       1,603,809
                                                                                       ---------------------------------------------

                                         MULTI-LINE INSURANCE - 0.5%
     10,065            ---       10,065  American International Group, Inc...........         266,320            ---         266,320
        500            ---          500  Assurant, Inc...............................          32,980            ---          32,980
      4,400            ---        4,400  Hartford Financial Services Group, Inc......         284,108            ---         284,108
                                                                                       ---------------------------------------------
                                                                                              583,408            ---         583,408
                                                                                       ---------------------------------------------

                                         MULTI-UTILITIES - 0.6%
      6,400            ---        6,400  DTE Energy Company..........................         271,616            ---         271,616
      8,500            ---        8,500  Public Service Enterprise Group, Inc........         390,405            ---         390,405
                                                                                       ---------------------------------------------
                                                                                              662,021            ---         662,021
                                                                                       ---------------------------------------------

                                         OFFICE ELECTRONICS - 0.1%
      9,400            ---        9,400  Xerox Corporation...........................         127,464            ---         127,464
                                                                                       ---------------------------------------------

                                         OFFICE REITS - 0.1%
      1,500            ---        1,500  Boston Properties, Inc......................         135,330            ---         135,330
                                                                                       ---------------------------------------------

                                         OIL & GAS DRILLING - 1.1%
      4,300            ---        4,300  ENSCO International, Inc....................         347,182            ---         347,182
        800            ---          800  Noble Corporation...........................          51,968            ---          51,968
        ---          6,649        6,649  Rowan Companies, Inc........................             ---        310,841         310,841
      3,379            ---        3,379  Transocean, Inc.............................         514,926            ---         514,926
                                                                                       ---------------------------------------------
                                                                                              914,076        310,841       1,224,917
                                                                                       ---------------------------------------------

                                         OIL & GAS EQUIPMENT & SERVICES - 1.5%
        ---          1,995        1,995  Cameron International Corporation*..........             ---        110,423         110,423
      1,600            ---        1,600  Halliburton Company.........................          84,912            ---          84,912
      5,362            ---        5,362  National Oilwell Varco, Inc.*...............         475,717            ---         475,717
      4,247          5,320        9,567  Schlumberger, Ltd.(1).......................         456,255        571,528       1,027,783
                                                                                       ---------------------------------------------
                                                                                            1,016,884        681,951       1,698,835
                                                                                       ---------------------------------------------

                                       11

                                                      PRO FORMA COMBINING
                                            SCHEDULE OF INVESTMENTS (UNAUDITED)(3)
                                                         JUNE 30, 2008
------------------------------------------------------------------------------------------------------------------------------------
    NUMBER        NUMBER       NUMBER
  OF SHARES     OF SHARES    OF SHARES                                                     VALUE           VALUE           VALUE
   SERIES H      SERIES Z      TOTAL                                                      SERIES H       SERIES Z          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                         OIL & GAS EXPLORATION & PRODUCTION - 1.9%
      5,600            ---        5,600  Anadarko Petroleum Corporation..............         419,104            ---         419,104
      3,600            ---        3,600  Apache Corporation..........................         500,400            ---         500,400
        ---          6,636        6,636  Carrizo Oil & Gas, Inc.*(1).................             ---        451,845         451,845
      2,500            ---        2,500  Devon Energy Corporation....................         300,400            ---         300,400
        ---          1,657        1,657  Nexen, Inc..................................             ---         65,866          65,866
      3,600            ---        3,600  Noble Energy, Inc...........................         362,016            ---         362,016
                                                                                       ---------------------------------------------
                                                                                            1,581,920        517,711       2,099,631
                                                                                       ---------------------------------------------

                                         OIL & GAS REFINING & MARKETING - 0.2%
        300            ---          300  Sunoco, Inc.................................          12,207            ---          12,207
      4,884            ---        4,884  Valero Energy Corporation...................         201,123            ---         201,123
                                                                                       ---------------------------------------------
                                                                                              213,330            ---         213,330
                                                                                       ---------------------------------------------

                                         OIL & GAS STORAGE & TRANSPORTATION - 0.0%
        200            ---          200  Spectra Energy Corporation..................           5,748            ---           5,748
                                                                                       ---------------------------------------------

                                         OTHER DIVERSIFIED FINANCIAL SERVICES - 2.0%
     28,428            ---       28,428  Bank of America Corporation.................         678,576            ---         678,576
     27,280            ---       27,280  Citigroup, Inc..............................         457,213            ---         457,213
     20,610            ---       20,610  JPMorgan Chase & Company....................         707,129            ---         707,129
     11,693            ---       11,693  Morgan Stanley..............................         421,767            ---         421,767
                                                                                       ---------------------------------------------
                                                                                            2,264,685            ---       2,264,685
                                                                                       ---------------------------------------------

                                         PACKAGED FOODS & MEATS - 0.4%
      3,500            ---        3,500  Campbell Soup Company.......................         117,110            ---         117,110
      3,300            ---        3,300  General Mills, Inc..........................         200,541            ---         200,541
        ---            741          741  HQ Sustainable Maritime Industries, Inc.*...             ---          9,818           9,818
        849            ---          849  Kraft Foods, Inc............................          24,154            ---          24,154
        ---          4,508        4,508  Tyson Foods, Inc............................             ---         67,350          67,350
                                                                                       ---------------------------------------------
                                                                                              341,805         77,168         418,973
                                                                                       ---------------------------------------------

                                         PAPER PACKAGING - 0.0%
        400            ---          400  Bemis Company, Inc..........................           8,968            ---           8,968
                                                                                       ---------------------------------------------

                                         PAPER PRODUCTS - 0.0%
        ---          1,545        1,545  Votorantim Celulose e Papel S.A. ADR........             ---         41,267          41,267

                                         PERSONAL PRODUCTS - 0.0%
      1,000            ---        1,000  Avon Products, Inc..........................          36,020            ---          36,020
                                                                                       ---------------------------------------------

                                         PHARMACEUTICALS - 3.5%
      4,447            ---        4,447  Abbott Laboratories.........................         235,558            ---         235,558
        575            ---          575  Bristol-Myers Squibb Company................          11,805            ---          11,805
      9,871            ---        9,871  Eli Lilly & Company.........................         455,645            ---         455,645
      6,500            ---        6,500  Forest Laboratories, Inc.*..................         225,810            ---         225,810
     19,483            ---       19,483  Johnson & Johnson...........................       1,253,536            ---       1,253,536
      2,900            ---        2,900  King Pharmaceuticals, Inc.*.................          30,363            ---          30,363
     16,276            ---       16,276  Merck & Company, Inc........................         613,442            ---         613,442
     48,838            ---       48,838  Pfizer, Inc.................................         853,200            ---         853,200
      1,700            ---        1,700  Schering-Plough Corporation.................          33,473            ---          33,473
      2,900            ---        2,900  Watson Pharmaceuticals, Inc.*...............          78,793            ---          78,793
      2,155            ---        2,155  Wyeth.......................................         103,354            ---         103,354
                                                                                       ---------------------------------------------
                                                                                            3,894,979            ---       3,894,979
                                                                                       ---------------------------------------------


                                       12

                                                      PRO FORMA COMBINING
                                            SCHEDULE OF INVESTMENTS (UNAUDITED)(3)
                                                         JUNE 30, 2008
------------------------------------------------------------------------------------------------------------------------------------
    NUMBER        NUMBER       NUMBER
  OF SHARES     OF SHARES    OF SHARES                                                     VALUE           VALUE           VALUE
   SERIES H      SERIES Z      TOTAL                                                      SERIES H       SERIES Z          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                         PROPERTY & CASUALTY INSURANCE - 0.9%
      1,300            ---        1,300  ACE, Ltd....................................          71,617            ---          71,617
      6,500            ---        6,500  Chubb Corporation...........................         318,565            ---         318,565
      7,900            ---        7,900  Cincinnati Financial Corporation............         200,660            ---         200,660
        ---          3,990        3,990  Progressive Corporation.....................             ---         74,693          74,693
        500            ---          500  Safeco Corporation..........................          33,580            ---          33,580
      7,681            ---        7,681  Travelers Companies, Inc....................         333,355            ---         333,355
                                                                                       ---------------------------------------------
                                                                                              957,777         74,693       1,032,470
                                                                                       ---------------------------------------------

                                         RAILROADS - 0.3%
      4,300            ---        4,300  CSX Corporation.............................         270,083            ---         270,083
        800            ---          800  Norfolk Southern Corporation................          50,136            ---          50,136
                                                                                       ---------------------------------------------
                                                                                              320,219            ---         320,219
                                                                                       ---------------------------------------------

                                         REGIONAL BANKS - 0.5%
     10,000            ---       10,000  BB&T Corporation............................         227,700            ---         227,700
        600            ---          600  M&T Corporation.............................          42,324            ---          42,324
      9,600            ---        9,600  Regions Financial Corporation...............         104,736            ---         104,736
      6,600            ---        6,600  SunTrust Banks, Inc.........................         239,052            ---         239,052
                                                                                       ---------------------------------------------
                                                                                              613,812            ---         613,812
                                                                                       ---------------------------------------------

                                         RESIDENTIAL REITS - 0.2%
      7,300            ---        7,300  Equity Residential..........................         279,371            ---         279,371
                                                                                       ---------------------------------------------

                                         RESTAURANTS - 0.5%
      9,075            ---        9,075  McDonald's Corporation......................         510,197            ---         510,197
                                                                                       ---------------------------------------------

                                         SEMICONDUCTOR EQUIPMENT - 0.0%
      3,000            ---        3,000  Teradyne, Inc.*.............................          33,210            ---          33,210
                                                                                       ---------------------------------------------

                                         SEMICONDUCTORS - 1.4%
        ---            742          742  Advanced Semiconductor Engineering, Inc. ADR             ---          3,302           3,302
        800            ---          800  Altera Corporation..........................          16,560            ---          16,560
        ---          1,657        1,657  Himax Technologies, Inc. ADR................             ---          8,484           8,484
     29,501            ---       29,501  Intel Corporation...........................         633,682            ---         633,682
      7,900            ---        7,900  LSI Corporation*............................          48,506            ---          48,506
      6,800            ---        6,800  National Semiconductor Corporation..........         139,672            ---         139,672
                                         Taiwan Semiconductor Manufacturing
        ---         22,077       22,077     Company, Ltd. ADR........................             ---        240,860         240,860
     15,394            ---       15,394  Texas Instruments, Inc......................         433,495            ---         433,495
      3,900            ---        3,900  Xilinx, Inc.................................          98,475            ---          98,475
                                                                                       ---------------------------------------------
                                                                                            1,370,390        252,646       1,623,036
                                                                                       ---------------------------------------------

                                         SOFT DRINKS - 0.8%
      8,934            ---        8,934  Coca-Cola Company...........................         464,389            ---         464,389
      2,300            ---        2,300  Pepsi Bottling Group, Inc...................          64,216            ---          64,216
      6,647            ---        6,647  PepsiCo, Inc................................         422,683            ---         422,683
                                                                                       ---------------------------------------------
                                                                                              951,288            ---         951,288
                                                                                       ---------------------------------------------

                                         SPECIALIZED FINANCE - 0.4%
        600            ---          600  CME Group, Inc..............................         229,914            ---         229,914
        ---          3,990        3,990  Plum Creek Timber Company, Inc..............             ---        170,413         170,413
      2,000            ---        2,000  NYSE Euronext, Inc..........................         101,320            ---         101,320
                                                                                       ---------------------------------------------
                                                                                              331,234        170,413         501,647
                                                                                       ---------------------------------------------

                                       13

                                                      PRO FORMA COMBINING
                                            SCHEDULE OF INVESTMENTS (UNAUDITED)(3)
                                                         JUNE 30, 2008
------------------------------------------------------------------------------------------------------------------------------------
    NUMBER        NUMBER       NUMBER
  OF SHARES     OF SHARES    OF SHARES                                                     VALUE           VALUE           VALUE
   SERIES H      SERIES Z      TOTAL                                                      SERIES H       SERIES Z          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                         SPECIALIZED REITS - 0.2%
      2,600            ---        2,600  Host Hotels & Resorts, Inc..................          35,490            ---          35,490
      2,300            ---        2,300  Public Storage, Inc.........................         185,817            ---         185,817
                                                                                       ---------------------------------------------
                                                                                              221,307            ---         221,307
                                                                                       ---------------------------------------------

                                         SPECIALTY CHEMICALS - 0.1%
      1,700            ---        1,700  Sigma-Aldrich Corporation...................          91,562            ---          91,562
                                                                                       ---------------------------------------------

                                         STEEL - 1.0%
        ---          1,976        1,976  Commercial Metals Company...................             ---         74,495          74,495
      5,211            ---        5,211  Nucor Corporation...........................         389,105            ---         389,105
        ---         10,445       10,445  Steel Dynamics, Inc.........................             ---        408,086         408,086
      1,500            ---        1,500  United States Steel Corporation.............         277,170            ---         277,170
                                                                                       ---------------------------------------------
                                                                                              666,275        482,581       1,148,856
                                                                                       ---------------------------------------------

                                         SYSTEMS SOFTWARE - 1.9%
      2,908            ---        2,908  BMC Software, Inc.*.........................         104,688            ---         104,688
     53,250            ---       53,250  Microsoft Corporation*......................       1,464,908            ---       1,464,908
     16,129            ---       16,129  Oracle Corporation*.........................         338,709            ---         338,709
     14,600            ---       14,600  Symantec Corporation*.......................         282,510            ---         282,510
                                                                                       ---------------------------------------------
                                                                                            2,190,815            ---       2,190,815
                                                                                       ---------------------------------------------

                                         THRIFTS & MORTGAGE FINANCE - 0.2%
      3,300            ---        3,300  Countrywide Financial Corporation...........          14,025            ---          14,025
      2,500            ---        2,500  Federal Home Loan Mortgage Corporation......          41,000            ---          41,000
      4,669            ---        4,669  Federal National Mortgage Association.......          91,092            ---          91,092
      8,659            ---        8,659  Washington Mutual, Inc......................          42,689            ---          42,689
                                                                                       ---------------------------------------------
                                                                                              188,806            ---         188,806
                                                                                       ---------------------------------------------

                                         TIRES & RUBBER - 0.0%
      1,900            ---        1,900  Goodyear Tire & Rubber Company*.............          33,877            ---          33,877
                                                                                       ---------------------------------------------

                                         TOBACCO - 1.0%
     15,600            ---       15,600  Altria Group, Inc...........................         320,736            ---         320,736
     15,000            ---       15,000  Philip Morris International, Inc............         740,850            ---         740,850
        900            ---          900  UST, Inc....................................          49,149            ---          49,149
                                                                                       ---------------------------------------------
                                                                                            1,110,735          -----       1,110,735
                                                                                       ---------------------------------------------

                                         TRUCKING - 0.3%
        ---          5,938        5,938  J.B. Hunt Transport Services, Inc...........             ---        197,617         197,617
        ---          3,477        3,477  Knight Transportation, Inc.*................             ---         63,629          63,629
      1,000            ---        1,000  Ryder System, Inc...........................          68,880            ---          68,880
                                                                                       ---------------------------------------------
                                                                                               68,880        261,246         330,126
                                                                                       ---------------------------------------------

                                         WIRELESS TELECOMMUNICATION SERVICES - 0.2%
        ---            285          285  Millicom International Cellular S.A.........             ---         29,497          29,497
     16,300            ---       16,300  Sprint Nextel Corporation...................         154,850            ---         154,850
                                                                                       ---------------------------------------------
                                                                                              154,850         29,497         184,347
                                                                                       ---------------------------------------------
                                         Total Common Stocks - (Cost $84,514,354)....     $63,045,890    $16,961,200     $80,007,090
                                                                                       ---------------------------------------------

                                                                                            MARKET         MARKET          MARKET
  PRINCIPAL     PRINCIPAL     PRINCIPAL                                                     VALUE           VALUE           VALUE
    AMOUNT        AMOUNT        AMOUNT                                                      SBL H           SBL Z           TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                       U.S. GOVERNMENT SPONSORED AGENCY BONDS &
                                            NOTES - 16.3%
------------------------------------------------------------------------------------------------------------------------------------
                                         Federal Home Loan Bank

$       ---    $   250,000  $   250,000     1.98% - 2008 (1).........................     $       ---    $   249,910  $      249,910
        ---      1,150,000    1,150,000     2.18% - 2008 (1).........................             ---      1,146,296       1,146,296
        ---        200,000      200,000     2.19% - 2008 (1).........................             ---        199,380         199,380
        ---        800,000      800,000     2.21% - 2008 (1).........................             ---        796,568         796,568
        ---        700,000      700,000     2.35% - 2008 (1).........................             ---        696,678         696,678

                                         Federal Home Loan Mortgage Corporation
        ---        475,000      475,000     2.01% - 2008 (1).........................             ---        474,000         474,000
        ---      1,100,000    1,100,000     2.11% - 2008 (1).........................             ---      1,097,206       1,097,206
        ---        800,000      800,000     2.23% - 2008 (1).........................             ---        797,076         797,076
        ---        725,000      725,000     2.34% - 2008 (1).........................             ---        721,419         721,419

                                         Federal National Mortgage Association
        ---        600,000      600,000     1.897% - 2008 (1)........................             ---        600,000         600,000
        ---      1,300,000    1,300,000     2.00% - 2008 (1).........................             ---      1,297,504       1,297,504
        ---      1,200,000    1,200,000     2.00% - 2008 (2).........................             ---      1,197,921       1,197,921
        ---        875,000      875,000     2.02% - 2008 (1).........................             ---        874,582         874,582
        ---      1,400,000    1,400,000     2.04% - 2008 (1).........................             ---      1,396,878       1,396,878
        ---      1,200,000    1,200,000     2.04% - 2008 (1).........................             ---      1,198,925       1,198,925
        ---      1,000,000    1,000,000     2.05% - 2008 (1).........................             ---        999,260         999,260
        ---      1,200,000    1,200,000     2.08% - 2008 (2).........................             ---      1,198,567       1,198,567
        ---      1,200,000    1,200,000     2.08% - 2008 (2).........................             ---      1,198,280       1,198,280
        ---      1,000,000    1,000,000     2.15% - 2008 (1).........................             ---        997,213         997,213
        ---      1,000,000    1,000,000     2.17% - 2008 (1).........................             ---        994,930         994,930
        ---        300,000      300,000     2.34% - 2008 (1).........................             ---        298,616         298,616
                                                                                       ---------------------------------------------
                                         Total U.S. Government Sponsored Agency
                                            Bonds & Notes - (cost $18,433,049).......     $         0    $18,431,209    $ 18,431,209
                                                                                       ---------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                         SHORT TERM INVESTMENTS - 0.1%
------------------------------------------------------------------------------------------------------------------------------------

    140,000            ---      140,000  U.S. Treasury Bill, 2.06%, 12/04/08.........         138,737            ---         138,737
                                                                                       ---------------------------------------------
                                         Total Short Term Investments -
                                            (cost $138,750)..........................     $   138,737    $       ---    $    138,737
                                                                                       ---------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                         REPURCHASE AGREEMENT - 1.9%
------------------------------------------------------------------------------------------------------------------------------------

                                         State Street, 0.20%, dated 6/30/08,
                                            matures 7/01/08; repurchase amount
                                            $1,182,117 (Collateralized by FNMA,
                                            5.25%, 1/09 with
        ---      1,182,110    1,182,110     a value of $1,207,290)...................             ---      1,182,110       1,182,110

                                         United Missouri Bank, 1.89%, dated
                                            6/30/08, matures 7/01/08; repurchase
                                            amount $912,053 (Collateralized by
                                            FHLMC, 5.45%,
    912,000            ---      912,000     9/02/11 with a value of $930,773)........         912,000            ---         912,000
                                                                                       ---------------------------------------------
                                         Total Repurchase Agreement -
                                            (Cost $2,094,110)........................         912,000      1,182,110       2,094,110
                                                                                       ---------------------------------------------
                                         Total Investments - (Cost $105,180,263).....      64,096,627     36,574,519     100,671,146
                                         Other Assets in Excess of Liabilities - 10.7%        111,669     11,982,182      12,093,851
                                                                                       ---------------------------------------------
                                         Total Net Assets - 100.0%...................     $64,208,296    $48,556,701    $112,764,997
                                                                                       =============================================

    NUMBER       NUMBER            NUMBER                                                      MARKET         MARKET         MARKET
  OF SHARES     OF SHARES        OF SHARES                                                     VALUE           VALUE          VALUE
    SBL H         SBL Z            TOTAL                                                       SBL H           SBL Z          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                         SCHEDULE OF SECURITIES SOLD SHORT
------------------------------------------------------------------------------------------------------------------------------------
                                         COMMON STOCKS
------------------------------------------------------------------------------------------------------------------------------------
                                         APPAREL RETAIL - (0.0%)
        ---           (525)        (525) AnnTaylor Stores Corporation*...............  $         ---     $  (12,579)    $   (12,579)
        ---         (2,123)      (2,123) Bebe Stores, Inc............................            ---        (20,402)        (20,402)
                                                                                       ---------------------------------------------
                                                                                                 ---        (32,981)        (32,981)
                                                                                       ---------------------------------------------

                                         BIOTECHNOLOGY - (0.2%)
        ---         (4,196)      (4,196) Amgen, Inc.*................................            ---       (197,883)       (197,883)
                                                                                       ---------------------------------------------

                                         CONSUMER ELECTRONICS - (0.0%)
        ---           (901)        (901) Garmin, Ltd.................................            ---        (38,599)        (38,599)
                                                                                       ---------------------------------------------

                                         DATA PROCESSING & OUTSOURCED
                                            SERVICES - (0.0%)
        ---           (525)        (525) Automatic Data Processing, Inc..............            ---        (21,997)        (21,997)
                                                                                       ---------------------------------------------

                                         DEPARTMENT STORES - (0.0%)
        ---         (1,049)      (1,049) Kohl's Corporation*.........................            ---        (42,002)        (42,002)
                                                                                       ---------------------------------------------

                                         DISTILLERS & VINTNERS - (0.0%)
        ---         (2,092)      (2,092) Constellation Brands, Inc.*.................            ---        (41,547)        (41,547)
                                                                                       ---------------------------------------------

                                         EDUCATION SERVICES - (0.0%)
        ---           (525)        (525) Apollo Group, Inc.*.........................            ---        (23,236)        (23,236)
                                                                                       ---------------------------------------------

                                         ELECTRIC UTILITIES - (0.1%)
        ---         (2,654)      (2,654) Progress Energy, Inc........................            ---       (111,017)       (111,017)
                                                                                       ---------------------------------------------

                                         ELECTRONIC MANUFACTURING SERVICES - (0.1%)
        ---           (749)        (749) Benchmark Electronics, Inc.*................            ---        (12,239)        (12,239)
        ---         (6,459)      (6,459) Jabil Circuit, Inc..........................            ---       (105,992)       (105,992)
                                                                                       ---------------------------------------------
                                                                                                 ---       (118,231)       (118,231)

                                         EXCHANGE TRADED FUNDS - (0.5%)
        ---         (5,245)      (5,245) iShares Lehman 20+ Year Treasury............            ---       (484,323)       (484,323)
        ---           (525)        (525) iShares Lehman 7-10 Year....................            ---        (46,200)        (46,200)
        ---           (495)        (495) Vanguard Total Bond Market ETF..............            ---        (37,729)        (37,729)
                                                                                       ---------------------------------------------
                                                                                                 ---       (568,252)       (568,252)
                                                                                       ---------------------------------------------

                                         FOOTWEAR - (0.0%)
        ---         (2,541)      (2,541) K-Swiss, Inc................................            ---        (37,353)        (37,353)
                                                                                       ---------------------------------------------

                                         HEALTH CARE EQUIPMENT - (0.0%)
        ---           (531)        (531) Stryker Corporation.........................            ---        (33,389)        (33,389)
                                                                                       ---------------------------------------------

                                         INTEGRATED OIL & GAS - (0.2%)
        ---         (2,098)      (2,098) Exxon Mobil Corporation.....................            ---       (184,897)       (184,897)
                                                                                       ---------------------------------------------

                                         MARINE PORTS & SERVICES - (0.1%)
        ---         (1,049)      (1,049) DryShips, Inc...............................            ---        (84,109)        (84,109)
                                                                                       ---------------------------------------------

                                         MOTORCYCLE MANUFACTURERS - (0.0%)
        ---           (525)        (525) Harley-Davidson, Inc........................            ---        (19,037)        (19,037)
                                                                                       ---------------------------------------------

                                         MULTI-UTILITIES - (0.1%)
        ---         (1,574)      (1,574) DTE Energy Company..........................            ---        (66,801)        (66,801)
                                                                                       ---------------------------------------------

                                         REAL ESTATE MANAGEMENT & DEVLOPMENT - (0.0%)
        ---           (145)        (145) Consolidated-Tomoka Land....................            ---         (6,099)         (6,099)
                                                                                       ---------------------------------------------


                                       16

    NUMBER       NUMBER            NUMBER                                                      MARKET         MARKET         MARKET
  OF SHARES     OF SHARES        OF SHARES                                                     VALUE           VALUE          VALUE
    SBL H         SBL Z            TOTAL                                                       SBL H           SBL Z          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                         RESTAURANTS - (0.1%)
        ---         (5,095)      (5,095) Starbucks Corporation*......................            ---        (80,195)        (80,195)
                                                                                       ---------------------------------------------

                                         RETAIL REIT'S - (0.1%)
        ---         (2,646)      (2,646) General Growth Properties, Inc..............            ---        (92,689)        (92,689)
                                                                                       ---------------------------------------------

                                         SEMICONDUCTORS - (0.0%)
        ---        (11,975)     (11,975) Cree, Inc.*.................................            ---        (11,975)        (11,975)
                                                                                       ---------------------------------------------

                                         SPECIALIZED CONSUMER SERVICES - (0.0%)
        ---         (1,049)      (1,049) Sotheby's...................................            ---        (27,662)        (27,662)
                                                                                       ---------------------------------------------

                                         SPECIALTY CHEMICALS - (0.0%)
        ---           (525)        (525) Ecolab, Inc.................................            ---        (22,570)        (22,570)

                                         TECHNOLOGY DISTRIBUTORS - (0.1%)
        ---           (525)        (525) Arrow Electronics, Inc.*....................            ---        (16,128)        (16,128)
        ---         (1,049)      (1,049) Avnet, Inc.*................................            ---        (28,617)        (28,617)
                                                                                       ---------------------------------------------
                                                                                                 ---        (44,745)        (44,745)
                                                                                       ---------------------------------------------
                                         Total Common Stocks - (proceeds $1,905,762).            ---     (1,907,266)     (1,907,266)
                                                                                       ---------------------------------------------
                                         Total Securities Sold Short -
                                            (proceeds $1,905,762)....................  $           0   $ (1,907,266)  $  (1,907,266)
                                                                                       =============================================

For federal income tax purposes the identified cost of investments owned at June 30, 2008 was $106,538,137.

*Non-income producing security

ADR -American Depositary Receipt

(1)  Security is segregated as collateral for open futures contracts.

(2)  Security is segregated as collateral for short positions

(3) No adjustments are shown to the unaudited pro forma combined schedule of investments due to the fact that upon consummation of the merger, securities would need to be sold in order for the Acquiring Fund to comply with its prospectus restrictions.

ACQUIRING FUND

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
JUNE 30, 2008
(UNAUDITED)

1.    Description of the Fund

      Series Z - Alpha Opportunity Series ("Acquiring Fund") a series of SBL Fund, is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

2.    Basis of Combination

      The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Series H - Enhanced Index Series, ("Target Fund") a series of SBL Fund, by Series Z - Alpha Opportunity Series as if such acquisition had taken place as of June 30, 2008.

      Under the terms of the Plan of Reorganization, the combination of Series H
      - Enhanced Index Series and Series Z - Alpha Opportunity Series will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Series H - Enhanced Index Series in exchange for shares of Series Z - Alpha Opportunity Series at net asset value. The statement of assets and liabilities and the related statement of operations of Series H - Enhanced Index Series and Series Z - Alpha Opportunity Series have been combined as of and for the six months ended June 30, 2008. Following the acquisition, the Series Z - Alpha Opportunity Series will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Series Z - Alpha Opportunity Series and the results of operations for pre-combination periods of the Series Z - Alpha Opportunity Series will not be restated.

      The accompanying pro forma financial statements should be read in conjunction with the financial statements of Series Z - Alpha Opportunity Series and Series H - Enhanced Index Series included in their semi-annual report dated June 30, 2008.

      The following notes refer to the accompanying pro forma financial statements as if the above mentioned acquisition of Series H - Enhanced Index Series by Series Z - Alpha Opportunity Series had taken place as of June 30, 2008.

3.    Portfolio Valuation

      Valuations of SBL Fund's securities are supplied by pricing services approved by the Board of Directors. The Fund's officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will used the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ") will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. If events occur that will affect the value of a Fund's portfolio securities before the NAV has been calculated ( a "significant event"), the security will generally be priced using a fair value procedure. If the Valuation Committee determines a significant event has occurred, it will evaluate the impact of that event on an affected security or securities, to determine whether a fair value adjustment would materially affect the Fund's NAV per share. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

      Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as WEBSR. In addition, the Board of Directors has authorized the Valuation Committee and Administrator to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

4.    Capital Shares

      The pro forma net asset value per share assumes the issuance of shares of the SBL Z - Alpha Opportunity Series that would have been issued at June 30, 2008, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of SBL H - Enhanced Index Series, as of June 30, 2008, divided by the net asset value per share of the shares of SBL Z - Alpha Opportunity Series as of June 30, 2008. The pro forma number of shares outstanding for the combined fund consists of the following at June 30, 2008:

           SHARES OF            ADDITIONAL SHARES             TOTAL
        ACQUIRING FUND           ASSUMED ISSUED         OUTSTANDING SHARES
        PRE-COMBINATION         IN REORGANIZATION        POST-COMBINATION
        ------------------------------------------------------------------
           3,066,757                4,056,115               7,122,872

5.    Federal Income Taxes

       Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

6. Acquiring Series' Advisory Agreement, effective August 15, 2008

     Under the Advisory Agreement effective August 15, 2008, the Acquiring Series pays the Investment Manager an annual fee of 1.25% of its average daily net assets.

                                     PART C

                                OTHER INFORMATION


Item 15 Indemnification

A policy of insurance covering Security Investors, LLC, its subsidiaries, Security Distributors, Inc., and all of the registered investment companies advised by Security Investors, LLC insures the Registrant's directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Paragraph 30 of Registrant's Bylaws, dated February 3, 1995, provides in relevant part as follows:

30. Indemnification and Liability of Directors and Officers. Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

      No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other corporation which he/she serves as a Director or officer at the request of the Corporation, if such person (a) exercised the same degree of care and skill as a prudent man would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which he/she had no reasonable grounds to disbelieve.

In the event any provision of this Section 30 shall be in violation of the Investment Company Act of 1940, as amended or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations.

On March 25, 1988, the shareholders approved the Board of Directors' recommendation that the Articles of Incorporation be amended by adopting the following Article Fifteen:

"A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

      A. for any breach of his or her duty of loyalty to the corporation or to its stockholders;

      B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

      C. for any unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

      D. for any transaction from which the director derived an improper personal benefit."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16 Exhibits

(1)  Articles of Incorporation(a)

(2)  Bylaws(b)

(3)  Not Applicable

(4)  Form of Plan of Reorganization(c)

(5)  Not Applicable

(6)  (a) Investment Advisory Contract(d)

     (b) Sub-Advisory Contract - Mainstream (Series Z) (d)

     (c) Sub-Advisory Contract - Security Global Investors (Series Z) (d)

(7)  Distribution Agreement(e)

(8)  Not Applicable

(9)  (a) Form of Custodian Agreement - UMB Bank, n.a. (f)

     (b) Custodian Agreement - State Street Bank(i)

(10) Not Applicable

(11) Opinion of Counsel - Filed herewith.

(12) Opinion and Consent of Counsel Supporting Tax Matters and Consequences - Form filed herewith, definitive to be filed by subsequent amendment.

(13) (a) Fund Accounting and Administration Agreement(g)

     (b) Transfer Agency Agreement(h)

(14) Consent of Independent Registered Public Accounting Firm - Filed herewith.

(15) Not Applicable

(16) Powers of Attorney - Filed herewith.

(17) Not Applicable

-----------------
(a) Incorporated herein by reference to Exhibits filed with the Registrant's Post-Effective Amendment No. 52 to Registration Statement No. 2-59353 (filed April 27, 2007).

(b) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 53 to Registration Statement No. 2-59353 (filed April 30, 2008).

(c)    See Appendix A to the Proxy Statement/Prospectus.

(d) Incorporated herein by reference to Exhibits filed with the Registrant's Post-Effective Amendment No. 55 to Registration Statement No. 2-59353 (filed August 15, 2008).

(e) Incorporated herein by reference to Exhibits filed with the Registrant's Post-Effective Amendment No. 45 to Registration Statement No. 2-59353 (filed February 14, 2003).

(f) Incorporated herein by reference to Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 106 to Registration Statement 2-19458 (filed April 25, 2008).

(g) Incorporated herein by reference to Exhibits filed with the Registrant's Post-Effective Amendment No. 51 to Registration Statement No. 2-59353 (filed April 28, 2006).

(h) Incorporated herein by reference to Exhibits filed with the Registrant's Post-Effective Amendment No. 52 to Registration Statement No. 2-59353 (filed April 27, 2007).

(i) Incorporated herein by reference to Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 108 to Registration Statement 2-19458 (filed July 16, 2008).

Item 17. Undertakings

1. The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2. The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3. The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Topeka and State of Kansas on the 29th day of August, 2008.

                                                    SBL FUND


                                               BY:  /S/ RICHARD M. GOLDMAN
                                                    ----------------------------
                                                        RICHARD M. GOLDMAN
                                                             PRESIDENT


Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the 29th day of August, 2008.

                                      SBL FUND
Jerry B. Farley
Director                              By:  /s/ RICHARD M. GOLDMAN
                                         ---------------------------------------
Donald A. Chubb, Jr.                     Richard M. Goldman, President, Director
Director                                 and Chairman of the Board

Penny A. Lumpkin
Director                                   /s/ BRENDA M. HARWOOD
                                         ---------------------------------------
Harry W. Craig, Jr.                      Brenda M. Harwood, as Attorney-In-Fact
Director                                 for the Officers and Directors Whose
                                         Names Appear Opposite
Maynard Oliverius
Director
                                           /s/ BRENDA M. HARWOOD
                                         ---------------------------------------
                                         Brenda M. Harwood, Treasurer
                                         (Principal Financial Officer and
                                         Principal Accounting Officer)

                                  EXHIBIT INDEX

(11) Opinion and Consent of Counsel
(12) Form of Tax Opinion
(14) Consent of Independent Registered Public Accounting Firm
(16) Powers of Attorney